SCHEDULE 14A INFORMATION

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Northern Lights Fund Trust II

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Northern Lights Fund Trust II

17645 Wright Street, Suite 200

Omaha, NE 68130

Dear Shareholder:

The enclosed Proxy Statement contains information about three proposals that shareholders of the Hundredfold Select Alternative Fund (the "Fund") are being asked to approve. Proposal 1 is to approve the reorganization of the Fund into a newly created series (the "New Fund") of the Advisors Preferred Trust ("Proposal 1"), Proposal 2 is to approve a new investment advisory agreement between Northern Lights Fund Trust II and Advisors Preferred, LLC (the "Adviser") ("Proposal 2") and Proposal 3 is to approve a new sub-advisory agreement between the Adviser and Hundredfold Advisors LLC ("Hundredfold") ("Proposal 3"). The Fund's shareholders are being asked to approve all three proposals at a shareholder meeting scheduled for July 18, 2019 at 10:00 a.m. Eastern Time. Please take the time to carefully read the Proxy Statement and cast your vote.

The primary benefit of Proposal 1 is that it will allow the Adviser to gain operational and distribution efficiencies. These efficiencies may increase the New Fund’s ability to increase assets and retain shareholders, which may over time, provide cost savings to shareholders. This reorganization will not result in any change to the objective, strategies or investment policies of the Fund. The Fund's Adviser will continue to serve as the investment adviser to the New Fund. Hundredfold will continue to serve as the investment sub-adviser to the New Fund. The reorganization has many potential benefits that are discussed in detail in the following proxy statement. The Trust will not be compensated for the transfer of the Fund to the Advisors Preferred Trust, however, the Adviser is paying all costs associated with the reorganization, including those of the Trust and of the Fund.

Proposals 2 and 3 are required because the current advisory and sub-advisory agreements will each automatically terminate as a result of a change in the ownership of the Adviser as more fully described in the enclosed Proxy Statement. In order for the Adviser and Hundredfold to continue to provide investment management services to the Fund, the Board of Trustees of Northern Lights Fund Trust II voted unanimously to approve the new advisory agreement and the new sub-advisory agreement under which the Adviser and Hundredfold will continue to serve as the investment adviser and sub-adviser to the Fund. The new advisory agreement has substantively the same terms as the current advisory agreement, including the same fee rates. The new sub-advisory agreement also has substantively the same terms as the current sub-advisory agreement, including the same fee rates.

We ask that you vote in favor of Proposal 1 to approve the reorganization of the Fund into the New Fund, Proposal 2 to approve the new advisory agreement, and Proposal 3 to approve the new sub-advisory agreement.

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, sign and date your proxy card and mail it promptly in the enclosed postage paid envelope. You may also vote online at proxyonline.com, by telephone at the number provided on the proxy card, or in-person.

If you have any questions, please call us toll-free at 1-866-207-3648 and we will be glad to assist you.

Sincerely,

/s/ Richard Malinowski
Richard Malinowski, Secretary

Important Information to Help you Understand and Vote on the Proposals

While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the all three proposals. Proposal 1 is to approve the reorganization of the Hundredfold Select Alternative Fund (the "Fund") into a newly created series (the "New Fund") of the Advisors Preferred Trust, Proposal 2 is to approve a new investment advisory agreement between Northern Lights Fund Trust II and Advisors Preferred, LLC (the "Adviser") and Proposal 3 is to approve a new sub-advisory agreement between the Adviser and Hundredfold Advisors LLC ("Hundredfold").

Q & A: Questions and Answers on Proposal 1

The chart below shows how the Fund will be reorganized if Proposal 1 is approved. The Fund would be reorganized into a new series within the Advisors Preferred Trust (the "New Fund")

Northern Lights Fund Trust II Hundredfold Select Alternative Fund Service Class shares Investor Class shares	Advisors Preferred Trust Hundredfold Select Alternative Fund Service Class shares Investor Class shares

Q:       What Is The Purpose Of The Reorganization?

A:	The purpose of the reorganization is to move the Fund from Northern Lights Fund Trust II (the "Trust") to Advisors Preferred Trust. The Adviser currently serves as the investment adviser to several different mutual funds that are organized as series of Advisors Preferred Trust, and the reorganization would consolidate all funds advised by the Adviser into a single trust sponsored by the Adviser. This consolidation could allow the Adviser to gain operational and distribution efficiencies, which may increase the New Fund’s ability to increase assets and retain shareholders, which may over time, provide cost savings to shareholders. Cost savings may be accomplished through the consolidation of shareholder communications and reports, the reduction of duplicative requirements that result from using two trusts, and potential reduction of third party vendor pricing through economies of scale by having additional assets in a single trust rather than split between two trusts. Further, the Adviser believes that consolidation of all of its advised mutual funds into a single trust will help provide a clearer branding message about oversight philosophy and strategy, thereby potentially improving the opportunities for asset growth. This may lead to benefits for shareholders because, as assets increase, shareholder expenses may be reduced.

Q:       Who Will Provide Investment Advice After The Reorganization?

A:	The Adviser and Hundredfold will continue to serve as investment adviser and sub-adviser to the New Fund and Ralph J. Doudera will continue to serve as portfolio manager.

Q:       What Are The Tax Consequences Of The Reorganization?

A:	The reorganization is expected to be a tax-free reorganization for federal income tax purposes and therefore no gain or loss should be recognized by the Fund or its shareholders as a result of the reorganization.

Q:       What Are Primary Changes That Will Result From The Reorganization?

A:	The primary changes that will occur as a result of the reorganization are that (1) the New Fund will be overseen by a different board of trustees, (2) the New Fund will have some different officers, including a different chief compliance officer and (3) the New Fund will have different legal counsel.

Shareholders will not be choosing the trustees of Advisors Preferred Trust and will not be approving a new advisory agreement between Advisors Preferred Trust and the Adviser.

Q:       How Will The Reorganization Work?

A:	The reorganization will involve three steps:

1.	The transfer of all of the assets and liabilities of the Fund to the New Fund will be made in exchange for the number of full and fractional shares of the New Fund equal to the number of full and fractional shares of the Fund then outstanding;

2.	The pro rata distribution of shares on a per class basis of the New Fund to shareholders of record of the Fund as of the effective date of the reorganization in full redemption of all shares of each Fund; and

3.	The complete liquidation and termination of the Fund.

The total value of the New Fund shares that you receive in the reorganization will be the same as the total value of the Fund shares you held immediately before the Reorganization.

Q:       How Will Approval Of The Reorganization Affect The Operation Of The Fund?

A:	The New Fund's investment objective, principal investment strategies and associated risks are identical to those of the Fund. Further, it is anticipated that the net expenses of the New Fund upon closing of the reorganization will be the same as the current net expenses of the Fund.

Q:	Who Is Paying Expenses Related To The Shareholder Meeting And The Reorganization?

A:	The Adviser will pay all costs relating to the reorganization, including the costs relating to the Shareholder Meeting and the Proxy Statement.

Q & A: Questions and Answers on Proposals 2 and 3

Q:       Why Are Shareholders Being Asked to Approve Proposals 2 and 3?

A:	The sole owner of the Adviser, Advisors Preferred Holding, LLC, has agreed to sell all of its ownership interest in the Adviser to DGB Holdings LLC. The sale will result in a change of control of the Adviser. Under the Investment Company Act of 1940, as amended, (the “1940 Act”) this change of control will result in the automatic termination of the investment advisory agreement between the Fund and the Adviser and the automatic termination of the sub-advisory agreement between the Adviser and Hundredfold. Shareholders are being asked to approve Proposals 2 and 3 so that the

Adviser and Hundredfold can continue to serve the Fund through the reorganization or longer if the reorganization is not approved by shareholders.

Q:       Will The Adviser Or Hundredfold's Fees Increase?

A:	No. The fees for the both the Adviser and Hundredfold will not increase.

Q:	How Will The Approval Of Proposals 2 And 3 Affect The Expenses Of The Fund?

A:	Approval of the new advisory agreement will not increase the advisory fee paid to the Adviser. The approval of the new sub-advisory agreement will not increase the sub-advisory fee paid to Hundredfold.

Q:	Are There Any Material Differences Between The Current Advisory Agreement And The New Advisory Agreement?

A:	No. There are no material differences between the current advisory agreement and the new advisory agreement, other than their respective commencement and renewal dates.

Q:	Are There Any Material Differences Between The Current Sub-Advisory Agreement And The New Sub-Advisory Agreement?

A:	No. There are no material differences between the current sub-advisory agreement and the new sub-advisory agreement, other than their respective commencement and renewal dates.

Q & A: Questions And Answers On All Three Proposals

Q:       How Does The Board Suggest That I Vote?

A:	The Trust's Board of Trustees recommends that you vote "FOR" the all three proposals. Please see the Proxy Statement for a discussion of the Board of Trustees' considerations in making its recommendations.

Q:       Will My Vote Make A Difference?

A:	Yes. Your vote is needed to ensure that the proposals can be acted upon, and we encourage all shareholders to participate in the governance of the Fund. Your immediate response will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to participate, including small investors. If other shareholders like you do not vote, the Fund may not receive enough votes to go forward with the shareholder meeting. If this happens, we may need to solicit votes again, which increases costs.

Q:       What Happens If One Or More Of The Proposals Are Not Approved?

A:	Approval of Proposal 1 (the Reorganization) is not contingent upon approval of the other Proposals nor is approval of Proposals 2 (New Advisory Agreement between the Trust and the Adviser with respect to the Fund) and 3 (New Sub-Advisory Agreement between the Adviser and Hundredfold with respect to the Fund) dependent upon approval of Proposal 1. Approval of Proposal 2 is not dependent upon approval of Proposal 3, however, approval of Proposal 3 is dependent upon the approval of Proposal 2.

Q:       How Do I Place My Vote?

A:	You may provide the Trust with your vote by mail, via the internet, over the phone, on the internet or in person. You may use the enclosed postage-paid envelope to mail your proxy card. You may vote by calling the toll-free number printed on your proxy ballot, or via the Internet at the website address printed on your proxy ballot.

Q:       Whom Do I Call If I Have Questions?

A;	We will be happy to answer your questions about this proxy solicitation. Please call shareholder services at 1-855-582-8006 between 9:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday.

Q:       Is Additional Information About The Fund Available?

A: Yes, additional information about the Fund is available in the:

•	Prospectus for the Fund;

•	Annual and Semi-Annual Report to Shareholders of the Fund; and

•	Statement of Additional Information for the Fund.

These documents are on file with the U.S. Securities and Exchange Commission (the "SEC"). Copies of all of these documents are available upon request without charge by writing to or calling:

Northern Lights Fund Trust II
17645 Wright Street, Suite 200
Omaha, Nebraska 68130
1-855-582-8006

Hundredfold Select Alternative Fund

17645 Wright Street, Suite 200

Omaha, Nebraska 68130

NOTICE OF MEETING OF SHAREHOLDERS

To Be Held July 18, 2019

Dear Shareholders:

The Board of Trustees of the Northern Lights Fund Trust II, an open-end management investment company established under the laws of Delaware, has called a meeting of the shareholders of the Hundredfold Select Alternative Fund, to be held at the offices of the administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on July 18, 2019, at 10:00 a.m. Eastern Time, for the following purposes:

Proposals		Recommendation of the Board of Trustees
1.	To approve a proposed agreement and plan of reorganization and Termination, pursuant to which the Hundredfold Select Alternative Fund would reorganize into a separate series of Advisors Preferred Trust, an open-end management investment company.	FOR
2.	To approve a new advisory agreement between Advisors Preferred, LLC and Northern Lights Fund Trust II with respect to the Hundredfold Select Alternative Fund.	FOR
3.	To approve a new sub-advisory agreement between Advisors Preferred, LLC and Hundredfold Advisors, LLC with respect to the Hundredfold Select Alternative Fund.	FOR
4.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on May 15, 2019 are entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on July 18, 2019. A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed Agreement and Plan of Reorganization and Termination) and Proxy Voting Ballot are available at www.proxyonline.com/docs/Hundredfold2019.pdf.

By Order of the Board of Trustees

Richard Malinowski, Secretary

May 28, 2019

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete, date and sign the enclosed proxy card and return it promptly in the accompanying envelope. You also may vote by telephone or via the Internet by following the instructions on the enclosed proxy card. Whether or not you plan to attend the meeting in person, please vote your shares; if you attend the meeting, you may revoke your proxy and vote your shares in person. For more information or assistance with voting, please call 1-866-207-3648.

Hundredfold Select Alternative Fund

with its principal offices at

17645 Wright Street, Suite 200

Omaha, Nebraska 68130

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PROXY STATEMENT

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MEETING OF SHAREHOLDERS

To Be Held July 18, 2019

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Northern Lights Fund Trust II (the "Trust") on behalf of the Hundredfold Select Alternative Fund (the "Fund"), a series of the Trust, for use at the Meeting of Shareholders of the Fund to be held at the offices of the Trust's administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on July 18, 2019 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof (the "Meeting"). The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders beginning on or about May 28, 2019.

Proposals		Recommendation of the Board of Trustees
1.	To approve a proposed agreement and plan of reorganization and termination, pursuant to which the Fund would reorganize into a separate series of Advisors Preferred Trust, an open-end management investment company.	FOR
2.	To approve a new advisory agreement between Advisors Preferred, LLC (the "Adviser") and the Trust with respect to the Fund (the "New Advisory Agreement").	FOR
3.	To approve a new sub-advisory agreement between the Adviser and Hundredfold Advisors, LLC ("Hundredfold") with respect to the Fund (the "New Sub-Advisory Agreement").	FOR
4.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on May 15, 2019 (the "Record Date") are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

The Fund will provide a copy of the Fund's prospectus, Statement of Additional Information, and most recent annual report and semi-annual report, including financial statements and schedules, within one day of the request at no charge by calling the Fund at 1-855-582-8006.

Hundredfold Select Alternative Fund

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PROXY STATEMENT – Table of Contents

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PROPOSAL 1: TO APPROVE A PROPOSED AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION, PURSUANT TO WHICH THE FUND WOULD REORGANIZE INTO A SEPARATE SERIES OF ADVISORS PREFERRED TRUST.	3
Background	3
Reorganization of the Fund	3
Reasons for the Proposed Transaction	3
Reorganization Plan	4
Comparison of the Fund and the New Fund	6
Management of the Fund and the New Fund	7
Comparison of Share Classes and Fees	8
Certain Information Regarding the Trustees and Officer	8
Comparison of Trustees’ and Officers’ Fees	11
Comparative Information on Shareholder Services	12
Certain Comparative Information About the Trust and APT	12
Expenses of the Reorganization	13
Tax Consequences	13
Other Service Providers	14
PROPOSAL 2: APPROVAL OF A NEW ADVISORY AGREEMENT BETWEEN ADVISORS PREFERRED, LLC AND THE TRUST	15
Background	15
The New Advisory Agreement	16
Information Concerning the Adviser	17
PROPOSAL 3: APPROVAL OF A SUB-ADVISORY AGREEMENT BETWEEN ADVISORS PREFERRED LLC AND HUNDREDFOLD ADVISORS, LLC	17
Background	17
The New Sub-Advisory Agreement	18
Information Concerning Hundredfold	18
PROPOSALS 2 AND 3: EVALUATION BY THE BOARD OF TRUSTEES	18
New Advisory Agreement	19
New Sub-Advisory Agreement	20
Section 15(f) of the 1940 Act	22
Other Information	23
Security Ownership	26

Exhibit a: Form of Agreement and Plan of Reorganization and Termination
Exhibit B: Form of Investment Advisory Agreement
Exhibit C: Form of Subadvisory Agreement
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PROPOSAL 1: To approve a proposed Agreement and Plan of Reorganization and Termination, pursuant to which the Fund would reorganize into a separate series of Advisors Preferred Trust.

Background

You are being asked to approve a reorganization of the Fund pursuant to an Agreement and Plan of Reorganization and Termination (the "Reorganization Plan") providing for the Fund to reorganize into the New Fund at which time each shareholder of the Fund will become a shareholder of the New Fund (the “Reorganization”). The Fund currently is a series of the Trust. The Fund has registered two classes of shares – Service Class shares and Investor Class shares. If the Reorganization Plan is approved by shareholders, the Fund will be reorganized into a new, identically-named New Fund, which is a series of Advisors Preferred Trust ("APT"). The Reorganization will not result in any change to the investment objective or principal investment strategy of the Fund, or its fiscal year. The investment adviser, sub-adviser and the portfolio manager and their fees will not change as a result of the Reorganization. Every shareholder of the Fund will own the same number and class of shares of the New Fund as the number and class of Fund shares held by the shareholder immediately before the Reorganization. The New Fund will offer substantially the same shareholder services as the Fund.

Following the Reorganization, the New Fund will be governed by APT's Board of Trustees, as well as APT's chairman of the Board of Trustees. Following the Reorganization, the distributor, administrator, fund accounting agent, transfer agent, independent registered public accountant will remain the same, but legal counsel will change. The fees charged by the new legal counsel are expected to be similar to those charged by the Fund's legal counsel. The fees of the other service providers are expected to remain the same.

Pursuant to the Reorganization Plan, the Reorganization will be accomplished as follows: (a) the Fund will transfer all of its assets and liabilities to the New Fund, in exchange for shares of the New Fund and the assumption by the New Fund of the liabilities of the Fund, (b) the Fund will distribute the New Fund's shares to its shareholders, and (c) the Fund will be liquidated and terminated. A form of the Reorganization Plan is attached hereto as Exhibit A.

Reorganization of the Fund

At a meeting of the Board, held on April 16, 2019, the Board, including the members of the Board who are not "interested persons" as that term is defined in the 1940 Act ("Independent Trustees"), considered the Reorganization Plan substantially in the form attached to this Proxy Statement, and unanimously determined that the Reorganization was in the best interests of the shareholders of the Fund and that the interests of those shareholders would not be diluted as a result of the Reorganization.

Reasons for the Proposed Reorganization

The Adviser requested that the Board consider the Reorganization. Currently, the adviser acts as investment adviser to all of the funds on APT. The Adviser believes that by consolidating all of the mutual funds for which it acts as investment adviser into a single trust, these funds and the New Fund may be able to achieve operational efficiencies, which may increase assets and allow the New Fund to retain shareholders, which may over time, result in lower expenses for the New Fund. This may be accomplished through the consolidation of

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shareholder communications and reports, the reduction of duplicative requirements that result from using two trusts, and potential reduction of third party vendor pricing through economies of scale by having additional assets in a single trust rather than split between two trusts. Further, the Adviser believes consolidation of all of the mutual funds that it advises into a single trust will help provide a clearer branding message about oversight philosophy and strategy, thereby potentially improving the opportunities for asset growth. This may lead to benefits for shareholders because, as assets increase, shareholder expenses may be reduced. Cost savings may be accomplished through the consolidation of shareholder communications and reports, the reduction of duplicative requirements that result from using two trusts, and potential reduction of third party vendor pricing through economies of scale by having additional assets in a single trust rather than split between two trusts. The Adviser also represented that shareholders of the Fund would not be required to pay for the Reorganization because the Adviser would bear all costs associated with the Reorganization. Finally, the Adviser assured the Board that the Reorganization would not result in any changes to the investment objective or strategies, or any change in the portfolio management team of the Fund. The Board, including the Independent Trustees, unanimously approved the Reorganization Plan based on information requested by the Board and provided by the Adviser.

Summarized below are the key factors considered by the Board:

  The investment objective, policies and restrictions, as well as the principal strategies, risks and portfolio management arrangements for the New Fund will be identical to those of the Fund, and the New Fund will be managed by the same portfolio manager and in accordance with the same investment strategies and techniques utilized in managing the corresponding Fund immediately prior to the Reorganization.
  The Reorganization will allow for certain, possible efficiencies through a shared Adviser and trust level management team by streamlining communication between the Adviser's management and the APT's Board of Trustees and the negotiation and implementation of material agreements.
  The costs of the Reorganization, including the costs of soliciting proxies, will be borne by the Adviser and not the Fund.
  The Reorganization will qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the "Code").

If shareholders approve the proposal, the Board and officers of the Trust will execute and implement the Reorganization Plan. If shareholders approve the Reorganization, it will take effect on or about July 19, 2019 (the "Closing Date") or such other date as may be agreed upon by the officers of APT and the Trust in accordance with the Reorganization Plan.

No consideration is being paid to the Trust for the transfer of the Fund to APT, although the Adviser is paying all costs associated with the Reorganization, including those of the Trust and of the Fund, as noted above. While the Trust and APT share certain service providers and officers, they are not otherwise affiliated.

Reorganization Plan

Below is a summary of the important terms of the Reorganization Plan, a form of which is set forth in Exhibit A to this Proxy Statement, and which we encourage you to read in its entirety. All information regarding APT, its operations and the various agreements between APT and its several service providers have been supplied by the Adviser, and neither the Trust nor

4

any of its officers or any member of the Board have independently verified the accuracy of such information.

Key Provisions. The Reorganization Plan consists of several steps that will occur on the Closing Date. First, the Fund will transfer all of its assets to the New Fund, which is a series of APT, in exchange solely for (1) all of the shares of the New Fund equal to the number of full and fractional shares of the Fund as of the Closing Date and (2) the assumption by such New Fund of all of the liabilities of the Fund. Immediately thereafter, the Fund will liquidate and distribute the shares received from the New Fund to its shareholders. This will be accomplished by opening an account on the books of the New Fund in the name of each shareholder of record of the Fund and transferring those New Fund shares to each such account, by class, in complete liquidation of the Fund. As a result, every shareholder of the Fund will own the same number and class of shares of the New Fund as the number and class of Fund shares held by the shareholder immediately before the Reorganization. For example, if you held 100 Service Class shares of the Fund immediately prior to the close of the New York Stock Exchange on the Closing Date, those shares would be canceled and you would receive 100 Service Class shares of the New Fund, which will also be called the Hundredfold Select Alternative Fund. The value of your investment immediately after the Reorganization will be the same as it was immediately prior to the Reorganization. All of these transactions would occur as of the Closing Date.

Until the Closing Date, shareholders of the Fund will continue to be able to redeem their shares at the net asset value per share next determined after receipt by the Fund's transfer agent of a redemption request in proper form. After the Reorganization, all of the issued and outstanding shares of the Fund will be canceled on the books of the Fund, and the share transfer books of the Fund will be permanently closed. If the Reorganization is consummated, shareholders will be free to redeem the shares of the New Fund that they receive in the transaction at their then-current net asset value. No sales charges will be imposed on the shares of a New Fund issued in connection with the Reorganization. The Reorganization has been structured with the intention that it qualify for federal income tax purposes as a tax-free reorganization under the Code. Therefore, for federal income tax purposes, shareholders should not recognize any gain or loss on Fund shares as a result of the Reorganization. Nevertheless, shareholders of the Fund are encouraged to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares for shares of the New Fund in the Reorganization.

Since the shares of the New Fund will be issued at net asset value in exchange for the net assets of the Fund having a value equal to the aggregate net asset value of the shares of the Fund immediately prior to the Reorganization, the net asset value per share of the New Fund should remain virtually unchanged solely as a result of the Reorganization. Thus, the Reorganization should not result in dilution of the net asset value of the Fund or the New Fund immediately following consummation of the Reorganization, and each shareholder of the Fund will receive the same number of shares of the New Fund, with the same total dollar value, as the shareholder held of the Fund immediately prior to the Reorganization.

Other Provisions. The Reorganization is subject to a number of conditions set forth in the Reorganization Plan. Certain of these conditions may be waived by the Board of Trustees of each of the Trust and APT. The significant conditions include: (a) the receipt by the Trust and APT of an opinion of counsel as to certain federal income tax aspects of the Reorganization, and (b) the approval of the Reorganization Plan by shareholders of the Fund (neither of which may be waived). The Reorganization Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date, before or after approval by the shareholders of

5

the Fund, by mutual agreement of the parties, or by either party in the event of specified circumstances such as material breach. In addition, the Reorganization Plan may be amended in a non-material manner by the Board of Trustees of each Trust.

New Fund shares issued to Fund shareholders in the Reorganization will be duly authorized, validly issued, fully paid and non-assessable when issued, will be redeemable without restriction and will have no preemptive or conversion rights.

Comparison of the Fund and the New Fund

Investment Objective, Limitations & Restrictions; Principal Investment Strategies; Risks. The investment objective, limitations and restrictions, as well as the principal investment strategies and risks for the New Fund are identical to those of the Fund. For detailed information about the principal investment strategies and risks of the Fund, as well as investment limitations and restrictions, see the current Prospectus and Statement of Additional Information for the Fund, which are incorporated herein by reference.

Fees and Expenses. The Reorganization is not expected to result overall in an increase in shareholder fees or annual fund operating expenses.

This tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund and the New Fund. The tables are based on fees and expenses as shown in the Fund's prospectus and on estimates for the New Fund. Please keep in mind that, as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal year may be different from those shown.

This table describes the fees and expenses of the Service Class shares of the Fund and the New Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Fund Service Class	New Fund Service Class
Management Fees	1.00%	1.00%
Distribution (12b-1) and/or Shareholder Servicing Fees	1.00%	1.00%
Other Expenses	0.45%	0.45%
Operating Services Fee	0.45%	0.45%
Acquired Fund Fees and Expenses	0.45%	0.45%
Total Annual Fund Operating Expenses(1)	2.90%	2.90%

(1) Total Annual Fund Operating Expenses for the Fund do not correlate to the "Ratios to Average Net Assets: Net Expenses" provided in the Financial Highlights section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

Example. This example is intended to help you compare the cost of investing in the Fund and the New Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund or the New Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's or the New Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

6

Service Class Shares	1 Year	3 Year	5 Years	10 Years
Fund	$293	$898	$1,528	$3,224
New Fund	$293	$898	$1,528	$3,224

This table describes the fees and expenses of Investor Class shares of the Fund and New Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Fund Investor Class	New Fund Investor Class
Management Fees	1.00%	1.00%
Distribution (12b-1) and/or Shareholder Servicing Fees	None	None
Other Expenses	0.55%	0.55%
Operating Services Fee	0.45%	0.45%
Shareholder Servicing Fees	0.10%	0.10%
Acquired Fund Fees and Expenses	0.45%	0.45%
Total Annual Fund Operating Expenses(1)	2.00%	2.00%

(1) Total Annual Fund Operating Expenses for the Fund do not correlate to the "Ratios to Average Net Assets: Net Expenses" provided in the Financial Highlights section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

Example. This example is intended to help you compare the cost of investing in the Fund and the New Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund or New Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's or New Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Investor Class Shares	1 Year	3 Year	5 Years	10 Years
Fund	$203	$628	$1,078	$2,328
New Fund	$203	$628	$1,078	$2,328

Management of the Fund and New Fund

Investment Adviser. Advisors Preferred LLC ("Advisors Preferred") located at 1445 Research Boulevard, #530, Rockville, MD 20850 provides investment services to the Fund. Under an investment advisory agreement between the Fund and Advisors Preferred, the Fund pays Advisors Preferred fees at an annualized rate of 1.00% of its average daily net assets. Advisors Preferred serves as investment adviser to the Fund and will serve as investment adviser to the New Fund.

Sub-Adviser. Hundredfold Advisors, LLC, ("Hundredfold") located at 2940 N. Lynnhaven Road, Suite 210A, Virginia Beach, VA 23452 serves as the sub-adviser to the Fund. Under an Investment Sub-advisory Agreement between Advisors Preferred and Hundredfold, Hundredfold, subject to direction by Advisors Preferred, provides investment advice and portfolio management services to the Fund for a fee payable by Advisors Preferred. For the investment sub-advisory services provided to the Fund, Advisors Preferred pays Hundredfold a sub-advisory fee equal to 0.65% of assets under management in the Fund of less than or equal

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to $150 million, and 0.80% of assets under management in the Fund in excess of $150 million. Hundredfold serves as the sub-adviser to the Fund and will serve as sub-adviser to the New Fund.

Portfolio Manager. There will be no change to management team as a result of the Reorganization. Ralph J. Doudera will continue as the portfolio manager of the New Fund. More detailed information about Ralph J. Doudera including principal occupations for the past 5 years, compensation information and other accounts managed, is included in the Prospectus and Statement of Additional Information of the Fund which maybe requested at no cost by calling APT at 1-855-582-8006

Shareholders will not be approving a new advisory agreement between APT and the Adviser or a new sub-advisory agreement between the Adviser and Hundredfold.

Comparison of Share Classes and Fees

Share Classes. The Fund and the New Fund have the same share classes. The Fund has registered and offers, and the New Fund will register and offer, two classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different distribution charges and expenses that are likely to result in different share prices over time. Service Class shares are subject to a 1.00% 12b-1 fee. Investor Class shares are not subject to a 12b-1 fee, but are subject to a 0.10% shareholder servicing fee.

Certain Information Regarding the Trustees and Officers

The Board of Trustees of APT (the "APT Board") consists of trustees different than the trustees that oversee the operations of the Fund. The APT Board consists of three non-interested person (independent) trustees, Felix Rivera, Charles Ranson, and David Feldman, and two interested-person trustees, Brian Humphrey and Catherine Ayers-Rigsby. Mr. Humphrey is an "Interested Person" of APT Trust, as that term is defined under the 1940 Act because he is an employee and Director of Sales and Marketing of Ceros Financial Services, Inc., the New Fund's distributor. Ms. Ayers-Rigsby is an Interested Person of APT because she is President of APT, President of Advisors Preferred, the New Fund's adviser; and President and CEO of Ceros Financial Services, Inc. the New Fund's distributor. The APT Board supervises the business and affairs of APT and appoints or elects officers responsible for the day-to-day operations of APT and the execution of policies established by APT Board resolution. The Chairperson of APT is Ms. Ayers-Rigsby.

Leadership Structure. APT and the APT Board is led by Catherine Ayers-Rigsby, who has served as the Chairperson of the APT Board and President since November 2012. As noted above, Ms. Ayers-Rigsby is an interested person of APT under the 1940 Act by virtue of her status as an interested person (officer) of APT's investment adviser and its distributor. Because certain 1940 Act governance guidelines may apply to APT from time to time, the Independent Trustees will meet in executive session, at least quarterly. Under APT's Agreement and Declaration of Trust and By-Laws, the Chairperson of the APT Board, in her capacity as a Trustee and officer is generally responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of APT's policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. Generally, APT believes it best to have an executive Chairperson of the Board, who also serves as President

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(also referred to as principal executive officer) and who is seen by shareholders, business partners and other stakeholders as providing strong leadership. APT believes that the Chairperson, the independent chair of the Audit Committee, and, as an entity, the full Board of Trustees of APT, provide effective leadership that is in the best interests of APT, its funds and each shareholder because of the APT Board's collective business acumen and strong understanding of the regulatory framework under which investment companies must operate.

Board Risk Oversight. The APT Board is comprised of two Interested Trustees and three Independent Trustees with a standing independent Audit Committee with a separate chair. The APT Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee of the APT Board considers financial and reporting risk within its area of responsibilities.

Generally, the APT Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications. Generally, APT believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Ms. Ayers-Rigsby has over 25 years of business experience in the investment management and brokerage business and possesses a strong understanding of the regulatory framework under which investment companies must operate. Mr. Humphrey has over a decade of business experience in the financial services technology industry and brokerage business and is familiar with the regulatory framework and restrictions under which a fund must operate. Mr. Rivera has over 20 years of business experience in the investment management and brokerage business and possesses a strong understanding of the regulatory framework under which investment companies must operate. Mr. Feldman has over two decades of business experience in the financial services industry and brokerage business and is familiar with the regulatory framework and restrictions under which a fund must operate. Mr. Ranson has more than 20 years' experience in strategic analysis and planning, risk assessment, and capital formation in the operation of complex organizations and entrepreneurial ventures. APT does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee makes them each highly qualified.

Shareholders will not be choosing the trustees of APT and a slate of trustees has not been presented for shareholders to vote on in this proxy.

Independent Trustees

The following table provides information regarding each APT Trustee who is not an "interested person" of APT, as defined in the 1940 Act.

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Name, Address[1] and Year of Birth	Position(s) Held with APT	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held by Trustee
Charles R. Ranson Born: 1947	Trustee	Indefinite, since November 2012	Principal, Ranson & Associates (strategic analysis and planning, including risk assessment and capital formation for entrepreneurial ventures), (Since 2003); Partner, GR Group (business consulting firm) (since 2012)	11	Northern Lights Fund Trust IV ([33] series), (Since July 2015)
Felix Rivera Born: 1963	Trustee	Indefinite, since November 2012	Managing Partner, Independent Channel Advisors, LLC (investment advisory consultancy), (since January 2011)	11	Centerstone Investors Trust (since 2016)
David Feldman Born: 1963	Trustee	Indefinite, Since September 2017	Independent Consultant (since January 2015). Head of Intermediary Sales, Baron Capital Inc. (February 2010 to December 2014)	11	None

1 Unless otherwise specified, the mailing address of each Trustee is c/o Advisors Preferred Trust, 80 Arkay Dr. Suite 110, Hauppauge, NY 11788.

2 The "Fund Complex" consists of the series of APT

The following table provides information regarding each APT Trustee who is an "interested person" of APT, as defined in the 1940 Act, and each officer of APT.

Interested Trustees and Officers

Name, Address[1] and Year of Birth	Position(s) Held with APT	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Catherine Ayers-Rigsby Born: 1948	Trustee, Chairman, President	Indefinite; since November 2012	President, Advisors Preferred, LLC (since June 2011); President and CEO, Ceros Financial Services, Inc. (since August 2009) ; President, Atcap Partners, LLC ,(since July 2011	11	None
Brian S. Humphrey Born: 1972	Trustee	Indefinite; since November 2012	Director of Sales and Marketing, Ceros Financial Services, Inc. (since January 2011);	11	None
Christine Casares Born: 1975	Treasurer	Indefinite; Since May 2019	Vice President, Tax Administration, Gemini Fund Services, LLC (since February 2016); Assistant Vice President, Tax Administration (January 2014 – January 2016)	N/A	N/A
R. Michael Fox	Chief	Indefinite;	CCO and CFO of Advisors	N/A	N/A
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Born: 1950	Compliance Officer	since December 2016	Preferred, LLC (since January 2013); CCO & CFS AtCap Partners (since 2013); CFO and CRO of Ceros Financial Services, Inc. (since February 2012); CCO of Foothill Securities, Inc. (November –December 2016) and CCO and CFO Grail Partners, LLC (August 2016-February 2017)
Richard Malinowski Born: 1983	Secretary	Indefinite; Since November 2012	Senior Vice President Legal Administration, Gemini Fund Services, LLC (Feb. 2017 to present); Vice President and Counsel (April 2016 – 2017) and AVP and Staff Attorney (September 2012 – March 2016	N/A	N/A

1 Unless otherwise specified, the address of each Trustee and officer is c/o Advisors Preferred Trust, 80 Arkay Dr., Suite 110, Hauppauge, NY 11788.

2 The "Fund Complex" consists of the series of APT.

Audit Committee. Like the Trust, APT has an Audit Committee composed solely of Independent Trustees. The current members of the Audit Committee: Mr. Ranson, Mr. Rivera and Mr. Feldman. The Audit Committee is responsible for (i) overseeing the accounting and financial reporting policies and practices of the funds in APT, their internal controls and, as appropriate, the internal controls of certain service providers; (ii) overseeing the quality and objectivity of the funds' financial statements and the independent audit of the financial statements; and (iii) acting as a liaison between the funds' independent auditors and the full Board of Trustees. During the year ended December 31, 2018, the Audit Committee met three times.

Nominating Committee. Unlike the Trust, APT does not have a nominating committee, but the Audit Committee performs nominating committee functions, when and if needed. APT does not intend to accept trustee nominations submitted by shareholders, except as may be required by law. Presently, there is no legal requirement to accept trustee nominations submitted by shareholders. The Board has a Nominating Committee, which is composed of the Independent members of the Board. The Board Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary. The Board Nominating Committee generally will not consider shareholder nominees.

Compensation Committee. Unlike the Trust, APT does not have a compensation committee. The Board has a Compensation Committee, which is comprised of the independent members of the Board. The role of the Trust Compensation Committee is to oversee the evaluation of, and review and approve compensation for, the independent members of the Board. The Trust Compensation Committee will generally meet annually.

Comparison of Trustees' and Officers' Fees

The Fund. Effective January 1, 2019, each of the Trust's Independent Trustee receives a quarterly fee of $21,250 (the "Trustee Fee") to be paid at the beginning of each calendar quarter, allocated among each of the various portfolios comprising the Trust. Each Trustee of the Trust's also receives reimbursement for any reasonable expenses incurred attending the

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regular quarterly meetings the Trust. In addition to the Trustee Fee, the Audit Committee Chairman receives an additional quarterly fee of $4,000 and the Chairman of the Board receives an additional quarterly fee of $5,250. For special in-person meetings, each Trustee receives a $2,500 special in-person meeting fee, as well as reimbursement for any reasonable expenses incurred attending the special in-person meeting, which fees will generally be paid by the investment adviser requesting the special in-person meeting. None of the executive officers receives compensation from the Trust. During the fiscal year ended August 31, 2018, when Trustee expenses were slightly lower than as described above, the Fund indirectly incurred $16,193 in Trustee expenses, which were paid by Gemini Fund Services, LLC pursuant to a Fund Services Agreement.

The New Fund. APT pays each Trustee of the APT Board who is not an interested person of APT a flat fee of $30,000 per year plus $2,500 per meeting for special meetings. APT Interested Trustees and officers of APT do not receive any direct compensation from APT. Advisors Preferred bears all Trustee expenses incurred by the New Fund.

Comparative Information on Shareholder Services

Procedures for purchasing, selling and exchanging shares of the New Fund are substantially identical to those of the Fund. Both the Fund and the New Fund permit the purchase of shares through the mail, by wire transfer, or through a financial intermediary.

The New Fund will offer the same or substantially similar shareholder purchase and redemption services as the Fund, including telephone purchases and redemptions. In similar fashion to the Fund, shares of the New Fund may be purchased and redeemed at the Net Asset Value of the shares (plus applicable sales charges) as next determined following receipt of a purchase or redemption order, provided the order is received in proper form.

Dividends and Distributions. The New Fund will have the same dividend and distribution policy as the Fund. Shareholders who have elected to have dividends and capital gains reinvested in the Fund will continue to have dividends and capital gains reinvested in the New Fund following the Reorganization. In similar fashion to the Fund, the New Fund determines its net asset value per share as of the close of regular trading hours on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The New Fund has adopted procedures for valuing portfolio assets that are substantially identical to such procedures adopted by the Fund.

Fiscal Year. The Fund currently operates on a fiscal year ending August 31. Following the Reorganization, the New Fund will assume the financial history of the Fund and will continue to operate on a fiscal year ending August 31 of each year.

Certain Comparative Information About the Trust and APT

The following is a summary of certain differences between the Trust's Agreement and Declaration of Trust and By-Laws as compared to the Agreement and Declaration of Trust and By-Law adopted by APT. This summary is not a complete list of the differences. Shareholders should refer to the provisions of these documents and to state law directly for a more thorough comparison. Copies of each of these documents are available to shareholders without charge upon written request.

General. The Trust was organized as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust (the "Governing Documents") on August 26, 2010. As a Delaware statutory

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trust, the Trust's operations are currently governed by the Governing Documents, as well as by applicable federal and Delaware law. APT was organized as a Delaware statutory trust on August 15, 2012. As a Delaware statutory trust, APT's operations are governed by its Agreement and Declaration of Trust (the "APT Governing Documents") and applicable federal and Delaware law. The Board's existing fiduciary obligations to act with due care and in the interest of shareholders will not be affected by the Reorganization, nor will the APT Trustees' existing fiduciary obligations to act with due care and in the interest of shareholders.

Term of Trustees. Subject to the requirements under the 1940 Act, the term of office of a trustee of the Trust and APT is unlimited in duration unless the trustees themselves adopt a limited term. Similar to the provisions of the Trust's Governing Documents, a person serving as a trustee of APT will continue as such under the APT Governing Documents until the person dies, resigns, retires or is removed. Under the Trust's Governing Documents, a trustee may be removed with or without cause by a majority of the number of trustees; or at a meeting of shareholders but only to the extent provided to shareholders by the 1940 Act and the rules and regulations thereunder. Under the APT Governing Documents, a trustee may be removed with or without cause at any time upon the written request of two-thirds of the remaining Trustees; and (d) any Trustee may be removed at any meeting of the shareholders by a vote of at least two-thirds of the outstanding shares.

Limitation of Liability of Trustees and Officers. A trustee or officer of either the Trust or APT will be personally liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the officer or trustee. Under both trusts, trustees and officers may be indemnified by the applicable trust for the expenses of litigation against them unless it is determined that the trustee's conduct constituted willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

Shareholder Meetings. Neither APT nor the Trust is required to hold annual shareholder meetings. Under the Governing Documents and APT's Governing Documents, 1/3 of the shares entitled to vote is deemed a quorum for the purpose of transacting business at a shareholder meeting.

Expenses of the Reorganization

Advisors Preferred will bear the solicitation and legal expenses associated with the transactions contemplated by the Reorganization Plan, including expenses associated with the mailing, tabulation and solicitation of proxies, currently estimated to be $11,717, assuming that a quorum of shareholders respond to this proxy statement within a timely manner. AST Fund Solutions, LLC, has been engaged to provide tabulation and solicitation services. Approximately $4,392 of the $11,717 Reorganization-related costs are attributable to solicitation services.

Tax Consequences

Federal Taxes. The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Code. No gain or loss will be recognized as a consequences of the Reorganization by the Fund (except to the extent that such assets consist of contracts described in section 1256 of the Code), nor will a gain or loss be recognized by the shareholders of the Fund as a result of the Fund's distribution of the New Fund shares to such shareholders in exchange for such shareholder's Fund shares. In addition, a shareholder's tax basis for shares held in the Fund will carry over to the shares of the New

13

Fund acquired in the Reorganization, and the holding period for shares held as a capital asset also will carry over to the New Fund shares received in the Reorganization. As a condition to the Closing Date, both the Trust and APT shall have received a legal opinion to the effect that the Reorganization will qualify as a tax-free reorganization with the foregoing tax consequences. That opinion will be based upon certain representations and warranties made by the Trust and APT and certifications received from the Trust and APT on behalf of each of the Fund and the New Fund.

Opinions of counsel are not binding upon the Internal Revenue Service ("IRS") or the courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, the Fund would recognize the gain or loss on the transfer of its assets to the New Fund and each shareholder of the Fund would recognize a taxable gain or loss equal to the difference between its tax basis in the shares of the Fund and the fair market value of the shares of the New Fund it receives.

Immediately prior to the Closing Date, the Fund shall have declared and paid a distribution or distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders: (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its prior fiscal year to 4:00 p.m. Eastern Time on the Closing Date, and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

State and Local Taxes. You should consult your tax adviser regarding the effect, if any, of the proposed Reorganization in light of your individual circumstances. Since the foregoing discussion relates only to the Federal income tax consequences of the Reorganization, you should also consult your tax adviser as to state and local tax consequences, if any, of the Reorganization.

Tracking Your Basis and Holding Period. After the Reorganization, you will continue to be responsible for tracking the adjusted tax basis and holding period of your New Fund shares for federal income tax purposes. Pursuant to legislation passed by Congress in 2008, if you want to use the average cost method for determining basis with respect to any New Fund shares you acquire ("Covered Shares"), you will have to elect to do so in writing (which may be electronic). If you fail to affirmatively elect that method, the basis determination will be made in accordance with the New Fund's default method, which might be a method other than average cost. If, however, the New Fund's default method is average cost and you wish to use a different acceptable method for basis determination (e.g., a specific identification method), you will be able to elect to do so.

That legislation also requires the New Fund (or its administrative agent) to report to the IRS and furnish to their shareholders the cost basis information for Covered Shares. In addition to the current requirement to report the gross proceeds from the redemption of its shares, the New Fund also will be required to report the cost basis information for Covered Shares and indicate whether they had a short-term or long-term holding period. You should consult with your tax adviser to determine the best IRS-accepted cost basis method for your tax situation and to obtain more information about how the cost basis reporting law will apply to you.

Other Service Providers

Independent Accountants. Cohen & Company, Ltd. ("Cohen") whose address is 1350 Euclid Ave., Suite 800, Cleveland, OH 44115 serves as the independent accountant for the Fund and

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will serve as the independent accountant for the New Fund following the Reorganization. Cohen will perform an annual audit of the New Fund's financial statements and provide other services related to filings with respect to securities regulations.

Distributor. Ceros Financial Services, Inc. located at 1445 Research Boulevard, #530 Rockville, MD 20850 serves as the Fund's distributor and will serve as the New Fund's distributor. The distributor is obligated to sell the shares of the Fund and New Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are and shares of the New Fund will be offered to the public on a continuous basis. Ceros is an affiliate of the Adviser and will remain an affiliate following the change of control of the Adviser.

Administrator, Fund Accounting and Transfer Agency Services. Gemini Fund Services, LLC ("GFS") is the administrator, fund accountant, transfer agent and dividend disbursing agent for the Fund and will be the administrator, fund accountant, transfer agent and dividend disbursing agent for the New Fund. GFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, process purchases and redemptions of shares and performs other transfer agent and shareholder service functions.

Compliance Services. APT does not engage a compliance consultant, but rather performs compliance through its Chief Compliance Officer. However, Advisors Preferred has engaged and compensates Northern Lights Compliance Services, LLC ("NLCS"), 17645 Wright Street, Suite 200, Omaha, NE 68130, an affiliate of GFS, to provide supporting compliance services to APT's Chief Compliance Officer. NLCS provides a chief compliance officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust.

Custodian. U.S. Bank, NA, located at 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian for the Fund and will serve as custodian for the New Fund following the Reorganization. The custodian's responsibilities include safeguarding and controlling the and New Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on investments. The custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales.

Legal Services. Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215 currently serves as APT's legal counsel and, accordingly, will be the New Fund's legal counsel following the Reorganization. Alston & Bird LLP, 950 F Street NW, Washington, D.C. 20004 serves as the counsel to the Trust.

PROPOSAL 2: APPROVAL OF A NEW ADVISORY AGREEMENT BETWEEN ADVISORS PREFERRED, LLC AND THE TRUST

Background

In February 2019, the sole owner of the Adviser, Advisors Preferred Holding, LLC (the “Seller”), agreed to sell all of its ownership interest in the Adviser to DGB Holdings LLC ("DGB"), a Delaware limited liability company (the "Transaction"). The Transaction will result in a change of control of the Adviser, with DGB owning 100% of the Adviser. The Transaction will occur on or about May 31, 2019. The Transaction is deemed to be a "change in control" of the Adviser for purposes of the 1940 Act. Under the 1940 Act, a party owning, directly or indirectly, more than

15

25% of the voting securities of a company is presumed to control the company, and any transaction that results in such owner reducing its interest to less than 25% is presumed to constitute a change in control of an investment adviser. As a result of the Transaction, the current advisory agreement between the Adviser and the Trust (the "Current Advisory Agreement") will automatically terminate on May 31, 2019, or such other date of the Transaction.

At an in-person meeting held on April 16-17, 2019 (the "Board Meeting"), in anticipation of the completion of the Transaction, the Board approved the New Advisory Agreement, and an interim advisory agreement between the Adviser and the Trust (the "Interim Advisory Agreement"). The New Advisory Agreement will not be effective until approved by a majority vote of the outstanding shares of the Fund. The Adviser will continue to manage the Fund pursuant to the Current Advisory Agreement until the Transaction is complete, at which time the Adviser will manage the Fund under the Interim Agreement for up to 150 days or until the New Agreement is approved by shareholders.

The Transaction will not result in any change in the Fund's investment objectives and strategies. The Adviser's personnel who service the Fund will remain the same. Approval of the New Advisory Agreement will not increase the advisory fees paid by the Fund or its shareholders. The effective date of the New Advisory Agreement will be closing date of the Transaction if approved on or before the closing date of the Transaction, or if not approved until after the closing date of the Transaction, the date it is approved by the Fund's shareholders.

The New Advisory Agreement

The terms of the New Advisory Agreement are identical in all material respects to those of the Current Advisory Agreement, except for the date of commencement and renewal. Under the terms of the Current Advisory Agreement and the New Advisory Agreement, the Adviser is entitled to receive an annual fee from the Fund equal to 1.00% of the Fund's average daily net assets. The New Advisory Agreement does not increase the management fee.

As adviser to the Fund, subject to the Board's oversight, the Adviser supervises the performance of administrative and professional services provided by others. The Adviser also ensures compliance with the Fund's investment policies and guidelines. The Current Advisory Agreement, dated May 17, 2011, was initially approved by the Fund's then sole shareholder on September 30, 2011 and was most recently renewed by the Board at a meeting held on July 23 and 24, 2018.

The Current Advisory Agreement and New Advisory Agreement provide that the Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

The New Advisory Agreement will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Board at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund. The New Advisory Agreement will automatically terminate on assignment and is terminable upon notice by the Adviser or the Board on not more than sixty days' notice.

For the fiscal year ended August 31, 2018, the Adviser earned $554,596 in management fees under the Current Advisory Agreement. For the fiscal year ended August 31, 2018, an affiliate of the Adviser, Ceros Financial Services, Inc., received $12,256 in 12b-1 fees, $15,714

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in shareholder servicing fees, and $90,732 in brokerage commissions, which represented 100% of the Fund's brokerage commissions.

The form of New Advisory Agreement is attached as Exhibit B. You should read the New Advisory Agreement. The description in this Proxy Statement of the New Advisory Agreement is only a summary.

Information Concerning the Adviser

The Adviser is a limited liability company organized under the laws of Maryland and was founded in 2011. The Adviser's principal place of business is 1445 Research Blvd., Suite 530, Rockville, MD 20850. The Adviser is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The names, titles, addresses, and principal occupations of the principal executive officers and directors of the Adviser are set forth below:

Name and Address:*	Title and Principal Occupation:
Catherine Ayers-Rigsby	Chief Executive Officer
Michael Fox	Chief Financial Officer and Chief Compliance Officer
Lynnette Holland	Compliance Manager

* The address for each officer is 1445 Research Blvd., Suite 530, Rockville, MD 20850.

Ms. Ayers-Rigsby is also President and a Trustee of APT. Mr. Fox is also Chief Compliance Officer of APT.

PROPOSAL 3: APPROVAL OF A SUB-ADVISORY AGREEMENT BETWEEN ADVISORS PREFERRED LLC AND HUNDREDFOLD ADVISORS, LLC

Background

As discussed above, the Transaction will cause the automatic termination of the Current Advisory Agreement. This will also cause the automatic termination of the current sub-advisory agreement between the Adviser and Hundredfold (the "Current Sub-Advisory Agreement").

At the Board Meeting, in anticipation of the closing of the Transaction, the Board approved the New Sub-Advisory Agreement, and an interim sub-advisory agreement between the Adviser and Hundredfold (the "Interim Sub-Advisory Agreement"). The New Sub-Advisory Agreement will not be effective until approved by a majority vote of the outstanding shares of the Fund. Hundredfold will continue to sub-advise the Fund pursuant to the Current Sub-Advisory Agreement until the Transaction is complete, at which time Hundredfold will sub-advise the Fund under the Interim Sub-Advisory Agreement or until the New Sub-Advisory Agreement is approved by shareholders.

Approval of the New Sub-Advisory Agreement will not increase the sub-advisory fees paid by the Adviser. The effective date of the New Sub-Advisory Agreement will be closing date of the Transaction if approved on or before the closing date of the Transaction, or if not approved until after the closing date of the Transaction, the date it is approved by the Fund's shareholders.

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The New Sub-Advisory Agreement

The terms of the New Sub-Advisory Agreement are identical in all material respects to those of the Current Sub-Advisory Agreement, except for the date of commencement and renewal. Under the terms of the Current Sub-Advisory Agreement and the New Advisory Agreement, Hundredfold is entitled to receive an annual fee from the Adviser. The New Sub-Advisory Agreement does not increase the management fee.

As sub-adviser to the Fund, subject to the Board's oversight, Hundredfold manages the Fund's investment portfolio. The Current Sub-Advisory Agreement was initially approved by the Fund's then sole shareholder on September 30, 2011 and was most recently renewed by the Board on July 23-24, 2018.

The Current Sub-Advisory Agreement and New Sub-Advisory Agreement provide that Hundredfold shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

The New Sub-Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Board at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund. The New Sub-Advisory Agreement will automatically terminate on assignment and is terminable upon notice by the Adviser or the Board on not more than sixty days' notice.

For the year ended August 31, 2018, Hundredfold earned $360,487 in fees under the Current Sub-Advisory Agreement.

The New Sub-Advisory Agreement is attached as Exhibit C. You should read the New Sub-Advisory Agreement. The description in this Proxy Statement of the New Sub-Advisory Agreement is only a summary.

Information Concerning Hundredfold

Hundredfold's principal place of business is 2940 N. Lynnhaven Road, Suite 210A, Virginia Beach, VA 23452. Hundredfold is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The names, titles, addresses, and principal occupations of the principal executive officers and directors of the Hundredfold is set forth below:

Name and Address:*	Title and Principal Occupation:
Ralph Doudera	Managing Member
Mary Collins	Managing Member and Chief Compliance Officer
*	The address for each officer is 2940 N. Lynnhaven Road, Suite 210A, Virginia Beach, VA 23452.

PROPOSALS 2 and 3: EVALUATION BY THE BOARD OF TRUSTEES

At the Board Meeting, the Board, including a majority of the Independent Trustees, considered the approval of the New Advisory Agreement and the New Sub-Advisory Agreement (collectively, the “New Agreements”).

In connection with the Board's consideration of the New Advisory Agreement and New Sub-Advisory Agreement, the Adviser and Hundredfold provided the Board in advance of the

18

meeting with written materials, which included information regarding: the nature, extent and quality of the services provided by the Adviser and Hundredfold to the Fund; the investment performance of the Fund and Hundredfold; the costs of the services to be provided to the Fund; the extent to which economies of scale benefit shareholders; and the profits realized by the Adviser and Hundredfold and any affiliates from their relationship with the Fund.

In considering the approval of each of the New Agreements and in reaching their conclusions, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating each of the New Agreements and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided, both in written and verbal form, and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to each of the New Agreements. The following summarizes the Board’s review process and the information on which their conclusions were based:

New Advisory Agreement

Nature, Extent and Quality of Services.  As to the nature, extent, and quality of the services to be provided by the Adviser to the Fund, the Board first discussed the Transaction and its effect on the Adviser. The Board then reviewed materials provided by the Adviser related to the Transaction as well as the New Advisory Agreement with the Trust. The Board also reviewed other materials provided by the Adviser, including its ADV, a description of the manner in which investment decisions are executed and a review of the professional personnel performing services for the Fund, including the individuals that primarily monitor and execute investment decisions, noting that the same individuals managing the Fund now would continue to do so after the Transaction and that the Board was familiar with their experience and track record.  The Board discussed the extent of the Adviser’s trade execution capabilities, the quality of its compliance infrastructure and the steps taken to automate compliance processes and the experience of its fund management personnel. Additionally, the Board received satisfactory responses from the representative of the Adviser with respect to a series of important questions, including: whether it was involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of the Fund; and whether there are procedures in place to adequately allocate trades among its respective clients. The Board reviewed the description provided on the practices for monitoring compliance with the Fund’s investment limitations and oversight of Hundredfold and discussed the Adviser’s compliance program with the CCO of the Trust. The Board noted that the CCO of the Trust continued to represent that the Adviser’s policies and procedures were reasonably designed to prevent violations of applicable securities laws. The Board also noted the Adviser’s representation that the prospectus and statement of additional information for the Fund accurately describes the investment strategies of the Fund.  The Board then reviewed the capitalization of the Adviser based on financial information provided by and representations made by a representative of the Adviser and concluded that the Adviser was sufficiently well-capitalized and that its parent had the ability to make additional contributions in order to meet its obligations to the Fund, if necessary. The Board noted the Adviser continued to actively research new sources of capital. The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the New Advisory Agreement and that the nature, overall quality and extent of the management and oversight services to be provided

19

by the Adviser to the Fund after the Transaction were satisfactory. The Board concluded that, overall, they were satisfied with the nature, extent, and quality of the services provided to the Fund under the Current Advisory Agreement and did not expect them to change under the New Advisory Agreement.

Performance.  The Board discussed the reports prepared by Broadridge and reviewed the performance of the Fund as compared to its peer group, Morningstar category and benchmark for the one year, three year, five year and since inception periods ended March 31, 2019 for the Fund. The Board noted that the Fund outperformed its peer group median and Morningstar category median, but underperformed its benchmark, for the one, three, five and since inception periods.  The Board concluded that past performance was acceptable and generally in line with its risk level.

 Fees and Expenses.  As to the costs of the services provided by the Adviser, the Board reviewed and discussed the Fund’s advisory fee and total operating expenses as compared to a peer group and its Morningstar category as presented in the Broadridge Report.  The Board concluded that, based upon the Adviser’s experience, expertise, and services provided to the Fund, the advisory fee charged by the Adviser, although higher than the peer group and Morningstar category medians, was not unreasonable. The Board noted that the Adviser is responsible for the payment of the sub-advisory fees payable to Hundredfold out of the advisory fee paid to the Adviser by the Fund.  The Board also considered the split of the advisory fee between the Adviser and Hundredfold noting that the Adviser is responsible for executing trades for the Fund and monitoring and overseeing Hundredfold, as sub-adviser to the Fund.  In so doing, the Board noted that the Adviser had committed substantial financial and other resources to the management of the Fund. The Board also noted that the New Advisory Agreement was identical to the Current Advisory Agreement in all material respects, except for date of commencement and renewal.  Based on this analysis, the Board determined that the advisory fees were not unreasonable and the split of such fee between the Adviser and Hundredfold was not unreasonable.

Profitability.   The Board also considered the level of profits that could be expected to accrue to the Adviser with respect to the Fund based on profitability reports and analyses and selected financial information provided by the Adviser and the Adviser’s representation that it did not expect any material changes to the firm’s profitability post-Transaction.  After review and discussion, the Board concluded that, based on the services provided by the Adviser, the sub-advisory fee paid to Hundredfold and the projected growth of the Fund, anticipated profits from the Adviser’s relationship with the Fund were not excessive.

Economies of Scale. As to the extent to which the Fund will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of the Fund, the Adviser’s expectations for growth for the Fund, and concluded that any material economies of scale would not be achieved in the near term.

 New Sub-Advisory Agreement

 Nature, Extent and Quality of Services. As to the nature, quality and extent of the services provided by Hundredfold, the Board first noted that the Transaction would not affect Hundredfold’s ownership or personnel or otherwise involve Hundredfold. The Board then reviewed materials provided by Hundredfold and noted the experience of the portfolio management and research personnel of Hundredfold, including its experience in the investment

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field, education and industry credentials. The Board discussed the financial condition of Hundredfold and reviewed supporting materials. The Board reviewed the presentation materials prepared by Hundredfold describing its investment process. The Board discussed Hundredfold compliance structure and discussed Hundredfold compliance program with the CCO of the Trust. The Board noted that the CCO of the Trust continued to represent that Hundredfold’s policies and procedures were reasonably designed to prevent violations of applicable securities laws. The Board concluded that Hundredfold had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Sub-Advisory Agreement and that the nature, overall quality and extent of investment management services provided to the Fund were satisfactory.

Performance. The Board, including the Independent Trustees, considered the performance of the Fund previously reviewed during its consideration of the Adviser, and concluded that the performance obtained by Hundredfold for the Fund was satisfactory.

Fees and Expenses.  As to the costs of the services provided by Hundredfold, the Board discussed the sub-advisory fee and considered that Hundredfold was paid by the Adviser out of its advisory fee and not by the Fund. The Board also looked at the advisory fee split between the Adviser and Hundredfold and concluded that the sub-advisory fee paid to Hundredfold was reasonable in light of the quality of the services performed by it. The Board also considered, based on statements made and information provided by the Adviser and Hundredfold that the New Sub-Advisory Agreement was identical to the Current Sub-Advisory Agreement in all material respects, except for date of commencement and renewal, and that the Current Sub-Advisory Agreement had been negotiated at arm’s-length between the Adviser and Hundredfold.

Profitability. As to profitability, the Board discussed the sub-advisory fee paid, and expected to be paid to Hundredfold based upon the Fund’s current assets. The Board noted that Hundredfold’ profitability was high, however, it further noted that Hundredfold’ expenses were extremely low because services and other overhead expenses were donated by Hundredfold personnel or Spectrum Financial, an affiliate of Hundredfold, and that Hundredfold donated substantially all of its revenues, including the sub-advisory fee, to a charitable organization, the Simply Distribute Foundation, which is also the parent company of Hundredfold.  The Board noted the representation from a representative of Hundredfold that the sub-advisory fee received by Hundredfold was in fact for performing bona fide services to the Fund.  The Board further noted that Hundredfold would receive no compensation from the Adviser, other than the sub-advisory fee earned pursuant to the New Sub-Advisory Agreement, or from the Fund.  The Board did note, however, that Spectrum Financial did receive a shareholder servicing fee from the Fund for providing services to clients that are invested in the Fund.  The Board further noted that the sub-advisory fee was paid by the Adviser out of the advisory fee that it received and not directly by the Fund.  While the Board did not consider the costs of services provided by Hundredfold or its profitability to be significant factors, nonetheless, based on all these factors, including the fact that most services and expenses had been donated to Hundredfold to help further its charitable purpose, the Board concluded that profits from Hundredfold’ relationship with the Fund were not excessive.

Economies of Scale. The Board noted that the sub-advisory fee was not paid by the Fund, therefore the Board did not consider whether the sub-advisory fee should reflect any potential economies of scale that might be realized as the Fund’s assets increase and rather determined the economies of scale would be evaluated as part of looking at the advisory fee paid to the Adviser.

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Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating each of the New Agreements and the weight to be given to each such factor.  Having requested and received such information from the Adviser and Hundredfold as the Board believed to be reasonably necessary to evaluate the terms of both the New Advisory Agreement and the New Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees voting separately, determined with respect to the New Advisory Agreement and New Sub-Advisory Agreement separately that (a) the terms of the New Advisory Agreement and New Sub-Advisory Agreement are reasonable; (b) the investment advisory (or sub-advisory) fees payable pursuant to the New Advisory Agreement and New Sub-Advisory Agreement are not unreasonable; and (c) the New Advisory Agreement and New Sub-Advisory Agreement is in the best interests of the Fund and its shareholders.  In considering the approval of each of the New Agreements, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of each of the New Agreements was in the best interests of the Fund and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to each of the New Agreements.

Accordingly, the Board, by separate vote of the Independent Trustees and the entire Board, unanimously approved both the New Advisory Agreement and New Sub-Advisory Agreement and voted to recommend the New Advisory Agreement and New Sub-Advisory Agreement to shareholders for approval.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides a safe harbor for an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of securities or other interest in the investment adviser, provided that two conditions are satisfied. In the proposed transaction, the sole owner of the Adviser (the “Seller”) will sell substantially all of its assets, and assign substantially all of its contractual responsibilities, to DGB Holdings LLC (“DGB”) for cash consideration.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale, or any express or implied terms, conditions or understandings applicable to the sale. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the sale whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

Second, during the three-year period after the sale, at least 75% of the members of the investment company’s board of directors cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor.

Board Consideration of Section 15(f) of the 1940 Act. In connection with its approval of the Proxy Statement, the Board also determined that the conditions of Section 15(f) of the 1940 Act were applicable to the Transaction. The Board reviewed the conditions of Section 15(f) and determined that the following conditions would be complied with after the Transaction is

22

approved by shareholders: first, for a period of three years after closing of the Transaction, at least 75% of the Board members of the Trust would not be “interested persons” (as defined in the 1940 Act) of the Seller or DGB; and, second, an “unfair burden” would not be imposed upon the Fund or the shareholders as a result of the Transaction or any express or implied terms, conditions or understandings applicable thereto. The Board considered that, consistent with the first condition of Section 15(f), the Board was not aware of any plans to alter the structure of the Board following the transaction. Further, the Board committed to ensuring that at least 75% of the Trustees would not be “interested persons” of the Seller or DGB for a period of three years after the transaction. With respect to the second condition, the Board considered that the New Advisory Agreement and Current Advisory Agreement are substantially similar in all material respects. The only differences are: the date of commencement and renewal. The Board also considered that the portfolio managers and service providers for the Fund will remain substantially the same. Additionally, the Board noted that the Adviser has agreed to bear all of the costs associated with the Transaction and, therefore, shareholders of the Fund would not bear any such costs. Finally, the Board noted that DGB did not and would not receive any fees from the Fund except as fees for bona fide advisory services. Accordingly the Board concluded that the Transaction does not impose an unfair burden on the Fund or its shareholders.

Accordingly, the Board, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote “FOR” approval of the New Advisory Agreement.

Other Information

Operation Of The Fund. The principal executive offices of the Trust are located at 17645 Wright Street, Suite 200, Omaha, Nebraska 68130. The Board supervises the business activities of the Fund.

Incorporation by Reference. The Prospectus and SAI of the Fund are incorporated by reference. Post-Effective Amendment No. 431 to the Trust’s Registration Statement on Form N-1A, filed on May 3, 2019, File Numbers 333-174926, 811-22549

The Proxy. The Board is soliciting proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of each proposal described in this Proxy Statement and at the discretion of the holders of the proxy on any other matter that may come properly before the Meeting. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

Voting Securities And Voting. Shareholders of record of the Fund at the close of business on May 15, 2019, are entitled to vote at the Meeting or at any adjournments thereof. As May 15, 2019, there were issued and outstanding the following number of shares for the Fund:

Hundredfold Select Alternative Fund	Number of Shares
Service Class shares	1,979,997.346
Investor Class shares	675,855.917

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Shareholders are entitled to one vote for each share held and a proportionate vote for each fractional share held. Shareholders of the Fund will vote on the Reorganization, without regard to the class of shares held.

The presence at the Meeting of shareholders entitled to vote at least 1/3 of the outstanding shares of Fund, in person or by proxy, shall constitute a quorum for the Meeting for Proposal 1. A quorum being present, the Fund will adopt Proposal 1 if a majority of votes cast at the Meeting vote to approve the proposal.

The presence at the Meeting of shareholders entitled to vote more than 50% of the outstanding shares of the Fund, in person or by proxy, shall constitute a quorum for the Meeting for Proposals 2 and 3. A quorum being present, an affirmative vote of the holders of a majority of the outstanding voting shares of the Fund is required for the approval of the New Advisory Agreement and New Sub-Advisory Agreement. The 1940 Act defines "majority of the outstanding voting shares" to mean the vote (i) of 67% or more of the voting securities (i.e., shares) present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) of more than 50% of the outstanding voting securities of the Fund, whichever is less.

For purposes of determining (i) the presence of a quorum, and (ii) whether sufficient votes have been received for approval of a particular proposal, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist the Fund in obtaining a quorum, but both have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of a proposal.

If, with respect to any Proposal, either (a) a quorum is not present at the Meeting, or (b) a quorum is present but sufficient votes in favor of the proposal have not been obtained, then the persons named as proxies may propose one or more adjournments of the Meeting with respect to the Proposal, without further notice to the shareholders of the Fund, to permit further solicitation of proxies, provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. If shareholders do not approve any of the Proposals, the Board will consider all appropriate alternatives, including holding another meeting of shareholders to reconsider the Proposal(s).

The Meeting may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, whether or not a quorum is present. If the Meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed. At any adjourned meeting, the Trust may transact any business which might have been transacted at the original meeting.

The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder's direction, as indicated thereon, if the proxy card is received and is properly executed. If the shareholder properly executes a proxy and gives no voting instructions

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with respect to a proposal, the shares will be voted in favor of the proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the Meeting. Board is not aware of any other matters to come before the Meeting.

If the Transaction occurs before the Fund's shareholders approve both Proposal 2 and Proposal 3, the Adviser and Hundredfold will continue to serve as the Fund's adviser and sub-adviser, respectively, under the Interim Advisory Agreement and the Interim Sub-Advisory Agreement. The Interim Advisory Agreement is identical to the New Advisory Agreement and the Current Advisory Agreement, and the interim sub-advisory agreement is identical to the New Sub-Advisory Agreement and the Current Sub-Advisory Agreement except as required under Rule 15a-4 under the 1940 Act. Rule 15a-4 permits a fund to enter into an interim advisory or sub-advisory agreement with an adviser, or sub-adviser, to manage a fund in the event of a change of control. Under Rule 15a-4, an interim agreement may remain in place for up to 150 days so that a fund may receive investment advisory services without interruption while its solicits shareholder approval of a new investment advisory agreement.

Upon approval of the New Advisory Agreement and the New Sub-Advisory Agreement, the Interim Advisory Agreement and Interim Sub-Advisory Agreement, if utilized, will terminate. All fees earned by Adviser and Hundredfold pursuant to the Interim Agreements would be held in escrow pending shareholder approval of the New Advisory Agreement and New Sub-Advisory Agreement. Upon approval of the New Advisory Agreement and the New Sub-Advisory Agreement, the escrowed management fees would be paid to the Adviser and Hundredfold and the Interim Advisory Agreement and the Interim Sub-Advisory Agreement would terminate.

Solicitation of Proxies. AST Fund Solutions LLC, 55 Challenger Road, Suite 201, Ridgefield Park, NJ 07660, has been engaged to provide tabulation and solicitation services. Employees of the Adviser, sub-adviser, officers of the Trust, employees of GFS, and employees off Ceros Financial Services Inc., service providers to the Fund, may make additional solicitations to obtain the necessary shareholder representation at the Meeting, but will receive no additional compensation for doing so. We will count proxies that are properly authorized by telephone or electronically-transmitted instruments, to the extent that we are able to verify your identify when you authorize your proxy in that manner.

Shareholder Proposals. The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in The Trust's Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to, Northern Lights Fund Trust II, c/o Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, New York 11788.

Proxy Delivery. If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a

25

single copy in the future. For such requests, call the Trust toll-free at 1-855-582-8006, or write Northern Lights Fund Trust II c/o Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, New York 11788.

Security Ownership

Security Ownership of Management and Certain Beneficial Owners. The following table provides information on shareholders who owned of record or, to the knowledge of the Fund, beneficially, more than 5% of any class of the Fund's outstanding shares as of the Record Date. As of the Record Date, and except as noted in the table below, the Trust knows of no person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of the Fund.

Class and Shareholder	Status (Beneficial/Record)	% Shares of Class	% Shares of Fund
Service Class shares	N/A	N/A	N/A

Investor Class shares
LPL FINANCIAL/FBO CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS PO BOX 509046 SAN DIEGO, CA 92150-9046	Beneficial	9.36%

TD AMERITRADE FBO/EMORY O HALL JR ROLLOVER IRA TD AMERITRADE CLEARING, CUSTODIAN 204 75TH ST #A VIRGINIA BEACH VA 23451-1912	Beneficial	6.56%

As of the Record Date, no shareholder of the Fund is deemed to be a "control person" (as that term is defined in the 1940 Act) of the Fund because it owns, directly or indirectly, of record more than 25% of the outstanding shares of the Fund, by virtue of its fiduciary roles with respect to its clients or otherwise. A control person may be able to facilitate shareholder approval of proposals it favors and to impede shareholder approval of proposals it opposes. In this regard, if a control person owns a sufficient number of the Fund's outstanding shares, then, for certain shareholder proposals, such control person may be able to approve, or to prevent approval, of such proposals without regard to votes by other Fund shareholders.

Security Ownership Of Management. As of the Record Date, the executive officers and trustees of the Trust owned less than 1% of the Fund.

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EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (the "Agreement") is made as of this [__] day of [_______], 2019 by Advisors Preferred Trust, a Delaware statutory trust (the "Acquiring Trust"), on behalf of the Hundredfold Select Alternative Fund (the "Acquiring Fund"); Northern Lights Fund Trust II, a Delaware statutory trust (the "Selling Trust"), on behalf of the Hundredfold Select Alternative Fund (the "Selling Fund") (the Acquiring Fund and Selling Fund referred to herein as a "Fund" and collectively, the "Funds"); Advisors Preferred, LLC, a Maryland limited liability company (the "Adviser"), the investment adviser to the Acquiring Fund and Selling Fund (only for purposes of Sections 1.7, 5.11, and 9.1 of this Agreement). The principal place of business of the Acquiring Trust is 1445 Research Boulevard, Suite 530, Rockville, MD 20850; the principal place of business of the Selling Trust is 17645 Wright Street, Omaha, NE 68130; and the principal place of business of the Adviser is 1445 Research Boulevard, Suite 530, Rockville, MD 20850.

This Agreement is intended to be and is adopted as a plan of "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations promulgated thereunder. The reorganization will consist of:

(a)	the transfer of all the assets of the Selling Fund (the "Assets") to the Acquiring Fund, in exchange solely for Service Class and Investor Class shares of beneficial interest, no par value per share, of the Acquiring Fund (collectively, the "Acquiring Fund Shares") and the assumption by the Acquiring Fund of all the liabilities of the Selling Fund (the "Liabilities"); and
(b)	the pro rata distribution of all the Service Class and Investor Class shares of the Acquiring Fund to the Service Class and Investor Class (collectively, the "Selling Fund Shares") shareholders of the Selling Fund, respectively, and the termination, dissolution and complete liquidation of the Selling Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the "Reorganization").

WHEREAS, the Acquiring Fund is a separate series of the Acquiring Trust, the Selling Fund is a separate series of the Selling Trust, the Acquiring Trust and the Selling Trust are open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund has been organized to continue the business and operations of the Selling Fund;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares;

WHEREAS, the Acquiring Fund currently has no assets and has carried on no business activities prior to the date first written above and will have no assets and will have carried on no business activities prior to the consummation of the Reorganization, except as necessary to consummate the Reorganization and to issue the Initial Shares (as defined in Section 1.10 of this Agreement) as part of the organization of the Acquiring Fund;

WHEREAS, the Board of Trustees of the Acquiring Trust, including a majority of the trustees who are not "interested persons" as that term is defined in Section 2(a)(19) of the 1940 Act (the "Independent Trustees"), has determined that the Reorganization is in the best interests of the Acquiring Fund; and

WHEREAS, the Board of Trustees of the Selling Trust, including a majority of the Independent Trustees, has determined that the Reorganization is in the best interests of the Selling Fund and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

A-1

ARTICLE I
TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE SELLING FUND'S LIABILITIES, AND TERMINATION AND LIQUIDATION OF THE SELLING FUND

1.1       THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all its assets, as set forth in Section 1.2 of this Agreement, to the Acquiring Fund. In consideration for such transfer, the Acquiring Fund agrees (a) to deliver to the Selling Fund the number of full and fractional Acquiring Fund Shares, computed in the manner set forth in Section 2.3 of this Agreement; and (b) to assume all the liabilities of the Selling Fund, as set forth in Section 1.3 of this Agreement. All Acquiring Fund Shares delivered to the Selling Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in Section 3.1 of this Agreement (the "Closing").

1.2       ASSETS TO BE TRANSFERRED. The Selling Fund shall transfer all its assets to the Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date (as defined in Section 3.1 of this Agreement).

1.3       LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all its known liabilities and obligations to the extent possible before the Closing Date other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. Notwithstanding the foregoing, the Acquiring Fund shall assume all liabilities of the Selling Fund, which assumed liabilities shall include all the Selling Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

1.4       LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is possible, (the "Liquidation Date"):

(a)       the Selling Fund will distribute, in complete liquidation of the Selling Fund, to its shareholders of record of each class determined as of the close of business on the Valuation Date (as defined in Section 2.1 of this Agreement) (the "Selling Fund Shareholders"), all the corresponding classes of Acquiring Fund Shares received by the Selling Fund pursuant to Section 1.1 of this Agreement on a pro rata basis within the applicable class; and

(b)       the Selling Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.8 of this Agreement. Such distribution will be accomplished with respect to each class of shares of the Selling Fund by the transfer of Acquiring Fund Shares representing the corresponding class then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Selling Fund Shareholders of such class, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be redeemed by the Selling Trust and canceled on its books. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.5       OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued at the Closing to the Selling Fund, in an amount computed in the manner set forth in Section 2.3 of this Agreement, to be distributed to the Selling Fund Shareholders.

1.6       STATE FILINGS. Promptly following the Closing Date, the Selling Trust shall make any filings with the State of Delaware that may be required under state law to effect the termination of the Selling Fund, and shall file any required final tax returns with the State of Nebraska and elsewhere to the extent required under applicable law.

1.7       TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred. Notwithstanding the foregoing, any other transfer taxes payable upon the issuance of the Acquiring Fund Shares shall be paid by the Adviser.

1.8       TERMINATION. The Selling Fund shall be dissolved, terminated and have its affairs wound up in accordance with Delaware state law, promptly following the Closing Date and the making of all distributions pursuant to Section 1.4 of this Agreement.

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1.9       BOOKS AND RECORDS. All books and records of the Selling Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and copies thereof shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date. The Acquiring Fund shall maintain all books and records relating to the Reorganization for the time periods required under applicable law.

1.10       INITIAL SHARES. Prior to the Closing, the Acquiring Fund will issue one share of Service Class and Investor Class shares of the Acquiring Fund (each, an "Initial Share" and collectively, the "Initial Shares") to Gemini Fund Services, LLC (the "Sole Shareholder") in exchange for Ten Dollars ($10.00) per share, or the then-current net asset value of such shares, for the sole purpose of allowing the Sole Shareholder to approve certain organizational items on behalf of the Acquiring Fund. The Initial Shares shall be redeemed and cancelled by the Acquiring Fund in exchange for Ten Dollars ($10.00) per share, or the then-current net asset value of such shares, immediately prior to the Closing.

ARTICLE II
VALUATION

2.1       VALUATION OF ASSETS AND LIABILITIES. The value of the Selling Fund's net assets shall be the value of all the Selling Fund's assets computed as of the close of regular trading on the New York Stock Exchange ("NYSE") on the Closing Date (such time and date being hereinafter called the "Valuation Date") after the declaration and payment of any dividends and/or other distributions on that date, less the amount of all the Selling Fund's liabilities. The value of the Selling Fund's assets and liabilities shall be determined by using the valuation procedures set forth in the Selling Trust's Pricing Policy and Procedures and the Selling Fund's then-current prospectus and statement of additional information, or such other valuation procedures as may be mutually agreed upon by the parties. The aggregate net asset value of the Acquiring Fund Shares shall be the aggregate net asset value of the Selling Fund computed on the Valuation Date, using the valuation procedures set forth above.

2.2       VALUATION OF SHARES. The net asset value per share for the Service Class and Investor Class of the Acquiring Fund shall be equal to the net asset value per share for the Service Class and Investor Class, respectively, of the Selling Fund computed on the Valuation Date, using the valuation procedures set forth in Section 2.1 of this Agreement.

2.3       SHARES TO BE ISSUED. The number of full and fractional Service Class and Investor Class shares to be issued by the Acquiring Fund in exchange for the net assets of the Selling Fund shall be equal to the number of full and fractional Service Class and Investor Class shares of the Selling Fund, respectively, issued and outstanding on the Valuation Date, calculated to the third decimal place after the decimal point. Each Service Class and Investor Class shareholder of the Selling Fund will receive the number of full and fractional shares of Service Class and Investor Class shares of the Acquiring Fund, respectively, equal as of the Valuation Date to the number of full and fractional Service Class and Investor Class shares of the Selling Fund held by that shareholder immediately prior to the Reorganization, calculated to the third decimal place after the decimal point.

2.4       EFFECT OF SUSPENSION IN TRADING. The Valuation Date and Closing Date (as defined in Section 3.1 of this Agreement) shall be postponed, if on the Valuation Date, either:

(a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Selling Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or

(b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable as mutually agreed upon by the parties.

The postponement shall continue until the first business day after the day when trading is fully resumed and reporting is restored.

2.5       DETERMINATION OF VALUE. All computations of value shall be made by Gemini Fund Services, LLC, the Selling Fund's and Buying Fund's accounting agent, in accordance with its regular practice in pricing the shares and assets of the Selling Fund.

ARTICLE III
CLOSING AND CLOSING DATE

3.1       CLOSING DATE. The Closing shall occur on [______ __], 2019 or such other date as the parties may agree in writing (the "Closing Date"). Unless otherwise provided, all acts taking place at the Closing shall be deemed to

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take place immediately after the close of regular trading on the NYSE on the Valuation Date. The Closing shall be held immediately after the close of regular trading on the NYSE at the offices of Gemini Fund Services, LLC in Hauppauge, New York or at such other time and/or place as the parties may agree.

3.2       CUSTODIAN'S CERTIFICATE. The Selling Fund shall cause U.S. Bank N. A., as custodian for the Selling Fund (the "Custodian"), to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that (a) the Selling Fund's portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable U.S. federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund. The Selling Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian for the Selling Fund to the custodian for the Acquiring Fund for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by the Selling Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for the transfer in such condition as to constitute good delivery thereof.

3.3       TRANSFER AGENT'S CERTIFICATE. The Selling Fund shall cause Gemini Fund Services, LLC, as transfer agent for the Selling Fund, to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders, and the number, class and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause Gemini Services, LLC, its transfer agent, to issue and deliver to the Secretary of the Selling Trust at the Closing (a) a certificate as to the opening of accounts in the Selling Fund Shareholders' names on the Acquiring Fund's share transfer books; and (b) a confirmation evidencing the Acquiring Fund Shares by class to be credited at the Closing or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund.

3.4       DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

4.1       REPRESENTATIONS OF THE SELLING FUND. The Selling Trust, on behalf of the Selling Fund, represents and warrants to the Acquiring Fund as follows:

(a)       The Selling Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)       The Selling Fund is a separate series of the Selling Trust duly authorized in accordance with the applicable provisions of the Selling Trust's Declaration of Trust, as may be amended from time to time.

(c)       The Selling Trust is registered as an open-end management investment company under the 1940 Act, and such registration has not been revoked or rescinded and is in full force and effect.

(d)       The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in the violation of any provision of the Selling Trust's Declaration of Trust as may be amended form time to time, or the Bylaws (collectively, the "Selling Trust Governing Documents") or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

(e)       Except for any conversion fees to be payable to the Selling Fund's transfer agent and custodian in connection with the Reorganization or as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to the Selling Fund before the Closing Date, except for liabilities, if any, to be discharged as provided in Section 1.3 of this Agreement.

(f)       No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form a reasonable basis for the institution of such proceedings and is not a party to or

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subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)       The annual financial statements of the Selling Fund for the fiscal year ended August 31, 2018 have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of August 31, 2018, and there are no known contingent liabilities of the Selling Fund as of such date that are not disclosed in such statements. The unaudited semi-annual financial statements of the Selling Fund for the semi-annual period ended February 28, 2019 have been, or will be, prepared in accordance with generally accepted accounting principles and such statements (copies of which have been, or will be, furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of February 28, 2019, and there are no known contingent liabilities of the Selling Fund as of such date that are not disclosed in such statements.

(h)       Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Selling Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Selling Fund arising after such date, except as otherwise disclosed in writing to and accepted by the Acquiring Fund. For the purposes of this subsection (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

(i)       All U.S. federal, state, local and other tax returns and reports of the Selling Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are correct in all material respects. All U.S. federal, state, local and other taxes required to be paid (whether shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (h) above. To the best of the Selling Fund's knowledge, no tax authority is currently auditing or preparing to audit the Selling Fund, and no assessment for taxes, interest, additions to tax, or penalty has been asserted or threatened against the Selling Fund.

(j)       All issued and outstanding shares of the Selling Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All the issued and outstanding shares of the Selling Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Selling Fund's transfer agent as provided in Section 3.3 of this Agreement. The Selling Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any shares of the Selling Fund, and has no outstanding securities convertible into shares of the Selling Fund.

(k)       At the time of the Closing, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to Section 1.2 of this Agreement, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no other restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act"), except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(l)       Other than approval by the Selling Fund Shareholders, the execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund. Subject to approval by the Selling Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

(m)       The information to be furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with applicable U.S. federal securities and other applicable laws and regulations.

(n)       The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the 1933 Act, and the 1940 Act and the rules and regulations thereunder and do not include, with respect to the Selling Trust or the Selling Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(o)       From the date of this Agreement, through the time of the meeting of the Selling Fund Shareholders and on the Closing Date, any written information furnished by the Selling Fund or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or

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omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(p)       For each taxable year of its operations prior to the Closing Date, the Selling Fund (i) has elected to qualify, and has qualified, as a "regulated investment company" under Subchapter M of the Code (a "RIC"), (ii) has been eligible to and has computed its U.S. federal income tax under Section 852 of the Code, and (iii) has been, and will be as of the Closing Date treated as a separate corporation for U.S. federal income tax purposes pursuant to Section 851(g) of the Code. The Selling Fund will qualify as a RIC as of the Closing Date and will have satisfied as of the close of its most recent prior quarter of its taxable year, the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d)(1) of the Code. The Selling Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Selling Fund to fail to qualify as a RIC under the Code.

(q)       No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act or Delaware state law, as applicable, for the execution of this Agreement by the Selling Trust on behalf of the Selling Fund, except for the effectiveness of the Proxy Statement (as defined in Section 5.7 of this Agreement) and the filing of any documents that may be required under Delaware state law and except for such other consents, approvals, authorizations and filings as have been made or received and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Selling Fund as described in Section 5.2 of this Agreement.

(r)       The Selling Trust's Board of Trustees satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act as they currently apply to the Selling Trust.

4.2       REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Selling Fund as follows:

(a)       The Acquiring Trust is a statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)       The Acquiring Fund is a separate series of the Acquiring Trust duly authorized in accordance with the applicable provisions of the Acquiring Trust's Declaration of Trust.

(c)       The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and such registration has not been revoked or rescinded and is in full force and effect.

(d)       The Acquiring Fund was formed solely for the purpose of effecting the Reorganization, has not commenced operations or engaged in any business and will not do so until after the Closing and, except with respect to the consideration received in exchange for the issuance of the Initial Shares, has not owned any assets and will not own any assets prior to the Closing. There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than the Initial Shares issued to the Sole Shareholder in association with the organization of the Acquiring Fund. The Acquiring Fund will redeem and cancel such Initial Shares immediately prior to the Closing in exchange for an amount equal to the consideration received by the Acquiring Fund for such Initial Shares so that the Acquiring Fund will own no assets at the time of the Closing.

(e)       The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of the Acquiring Trust's Declaration of Trust or Bylaws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(f)       No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Trust or the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Trust or the Acquiring Fund to carry out the transactions contemplated by this Agreement. Neither the Acquiring Trust nor the Acquiring Fund knows of any facts that might form a reasonable basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(g)       The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the

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Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

(h)       The Acquiring Fund Shares to be issued and delivered to the Selling Fund for the account of the Selling Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and will, after taking into account the redemption and cancellation of the Initial Shares, constitute all the issued and outstanding shares of the Acquiring Fund as of the Closing Date. When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund, and has no outstanding securities convertible into shares of the Acquiring Fund.

(i)       The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with U.S. federal securities and other laws and regulations.

(j)       The prospectus and statement of additional information of the Acquiring Fund filed as part of the Post-Effective Amendment (as defined in Section 8.6 of this Agreement), which will become effective on or prior to the Closing Date, conform, and as of the effective date of the Post-Effective Amendment will conform, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not, and as of the effective date of the Post-Effective Amendment will not, include, with respect to the Acquiring Trust or the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(k)       From the date of this Agreement, the Registration Statement (as defined in Section 5.7 of this Agreement), through the time of the meeting of the Selling Fund shareholders and on the Closing Date, any written information furnished by the Acquiring Trust with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7 of this Agreement), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(l)       The Acquiring Fund (i) will elect to be taxed as a RIC, will qualify for the tax treatment afforded RICs under the Code for its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for its subsequent taxable years, (ii) will be eligible to compute its U.S. federal income tax under Section 852 of the Code for the taxable year that includes the Closing Date, and (iii) will be treated as a separate corporation for U.S. federal income tax purposes pursuant to Section 851(g) of the Code for the taxable year that includes the Closing Date.

(m)       No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by the Acquiring Trust, for itself and on behalf of the Acquiring Fund, or the performance of this Agreement by the Acquiring Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statement (as defined in Section 5.7 of this Agreement) and the Post-Effective Amendment (as defined in Section 8.6 of this Agreement) and the filing of any documents that may be required under Delaware state law and except for such other consents, approvals, authorizations and filings as have been made or received and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(n)       The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate to continue its operations after the Closing Date.

(o)       The Acquiring Trust's Board of Trustees satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act as they currently apply to the Acquiring Trust.

ARTICLE V
COVENANTS OF ACQUIRING FUND AND SELLING FUND

5.1       OPERATION IN ORDINARY COURSE. The Selling Fund will operate its business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid U.S. federal income or excise taxes, and shareholder purchases and redemptions. The Acquiring Fund shall not conduct any business prior to the Closing Date, other than such activity as is necessary to consummate the transactions

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contemplated by this Agreement. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2       SHAREHOLDER APPROVAL. The Selling Fund will call a special meeting of Selling Fund shareholders to consider and act upon this Agreement (or transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3       INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4       ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund's shares as permitted by shareholder account registrations.

5.5       FURTHER ACTION. Subject to the provisions of this Agreement, each Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Selling Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the Selling Fund's assets and otherwise to carry out the intent and purpose of this Agreement.

5.6       STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty (60) days after the Closing Date, the Selling Trust shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which will be certified by an officer of the Selling Trust, a statement of the earnings and profits of the Selling Fund for U.S. federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund as a result of Section 381 of the Code.

5.7       PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS. The Acquiring Trust will prepare and file with the Securities and Exchange Commission (the "Commission") an amendment to its registration statement on Form N-1A relating to the Acquiring Fund Shares to be issued to the Selling Fund Shareholders (the "Registration Statement"). The Selling Trust will prepare and file with the Commission a proxy statement (the "Proxy Statement") of the Selling Fund relating to the transaction contemplated by this Agreement. The Registration Statement and Proxy Statement shall each be in compliance in all material respects with the 1933 Act, the 1934 Act, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the Registration Statement and Proxy Statement and related materials (the "Proxy Materials"), for inclusion therein, in connection with the meeting of Selling Fund shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8       REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Commission, any state securities commission, and any U.S. federal, state or local tax authorities or any other relevant authority, is and shall remain the responsibility of the Selling Fund.

5.9       TAX STATUS OF REORGANIZATION. The parties intend that the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. None of the Selling Trust, the Selling Fund, the Acquiring Trust or the Acquiring Fund shall (either before or after the Closing Date) take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or that results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. At or prior to the Closing Date, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Thompson Hine LLP to render the tax opinion contemplated in this Agreement.

5.10       STATEMENT OF ASSETS AND LIABILITIES. The Selling Fund shall, as soon as is reasonably practicable after the Closing Date, deliver to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Selling Trust.

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5.11       CONFIDENTIALITY.

(a)       The Acquiring Trust, the Acquiring Fund, the Selling Trust, the Selling Fund, and the Adviser (the "Protected Persons") will hold, and will cause their board members, officers, employees, representatives, agents and affiliates to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all non-public, confidential or proprietary information obtained from the other Protected Persons in connection with the transactions contemplated by this Agreement, except such information may be disclosed (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

(b)       In the event of a termination of this Agreement, the Protected Persons agree that they along with their board members, employees, representatives, agents and affiliates shall, and shall cause their affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all non-public, confidential or proprietary information relating to the other Protected Persons and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

ARTICLE VI
CONDITION PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

6.1       All representations, covenants, and warranties of the Acquiring Trust and the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Selling Fund a certificate executed in the Acquiring Fund's name by the Acquiring Trust's President, in form and substance satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

6.2       The Acquiring Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by the Acquiring Fund prior to or at the Closing.

6.3       The Selling Fund shall have received on the Closing Date an opinion from Thompson Hine LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund substantially to the effect that:

(a)       The Acquiring Trust has been formed as a statutory trust and is existing under the laws of the State of Delaware and, as far as counsel's knowledge, has the power as a statutory trust under its Declaration of Trust to carry on its business as an open-end management investment company. The Acquiring Fund has been established as a separate series of the Trust under the Declaration of Trust.

(b)       The Acquiring Trust is registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration under the 1940 Act is in full force and effect.

(c)       Assuming that the consideration of not less than net asset value has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders, as provided by this Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.

(d)       Each of the Registration Statement and Post-Effective Amendment is effective and to such counsel's knowledge, no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such

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counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained.

(e)       The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the Acquiring Trust's Declaration of Trust or Bylaws.

(f)       This Agreement has been duly authorized, executed and delivered by the Acquiring Trust on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Trust, on behalf of the Selling Fund, is a valid and binding obligation of the Acquiring Trust on behalf of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

(g)       In the ordinary course of such counsel's representation of the Acquiring Trust, and without having made any investigation, such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement, Post-Effective Amendment or the Closing Date required to be described in the Registration Statement or Post-Effective Amendment or to be filed as exhibits to the Registration Statement or Post-Effective Amendment which are not described or filed as required.

(h)       In the ordinary course of such counsel's representation of the Acquiring Trust, and without having made any investigation, and except as otherwise disclosed, to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Trust or any of its properties or assets and the Acquiring Trust is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement and Post-Effective Amendment.

(i)       To the knowledge of such counsel no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Trust and the Acquiring Fund of the transaction contemplated herein, except as has and as may be obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

In rendering its opinion, such opinion shall be based on customary assumptions and such representations as Thompson Hine LLP may reasonably request of the Funds, and the Selling Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations.

ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1       All representations, covenants, and warranties of the Selling Trust and the Selling Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Selling Fund's name by the Selling Trust's President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2       The Selling Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by the Selling Fund prior to or at the Closing.

7.3       The Acquiring Fund shall have received on the Closing Date an opinion from Alston Bird LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund substantially to the effect that:

(a)       The Selling Trust been formed as a statutory trust and is existing under the laws of the State of Delaware and, as far as counsel's knowledge, has the power as a statutory trust under its Declaration of Trust to carry on its business as an open-end management investment company. The Selling Fund has been established as a separate series of the Trust under the Declaration of Trust.

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(b)       The Selling Trust is registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration under the 1940 Act is in full force and effect.

(c)       To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Selling Fund of the transactions contemplated herein, except as have been obtained.

(d)       The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the Selling Trust's Declaration of Trust, as amended (assuming approval of Selling Fund shareholders has been obtained) or its Bylaws.

(e)       This Agreement has been duly authorized, executed and delivered by the Selling Trust on behalf of the Selling Fund and, assuming due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the Selling Trust on behalf of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

(f)       In the ordinary course of such counsel's representation of the Selling Trust, and without having made any investigation, such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Selling Fund, existing on or before the effective date of the Proxy Statement or the Closing Date required to be described in the Proxy Statement.

(g)       In the ordinary course of such counsel's representation of the Acquiring Trust, and without having made any investigation, and except as otherwise disclosed, to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Trust or any of its properties or assets and the Acquiring Trust is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Proxy Statement.

(h)       To the knowledge of such counsel no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Trust and the Acquiring Fund of the transaction contemplated herein, except as has and as may be obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

In rendering its opinion, Alston Bird LLP may rely on local state counsel. Such opinion shall be based on customary assumptions and such representations as Alston Bird LLP and local counsel may reasonably request of the Funds, and the Selling Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations.

7.4 (a) As of the Closing Date, the assets of the Selling Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund has identified to the Selling Fund at least two (2) business days prior to the Closing Date as being unsuitable for the Acquiring Fund to acquire by reason of limitations in the Acquiring Trust's trust instrument or bylaws, or of investment restrictions disclosed in the Registration Statement. The Selling Fund will, within five (5) business days prior to the Closing Date, as such term is defined in Section 3.1 of this Agreement, furnish the Acquiring Fund with a list of the Selling Fund's portfolio securities and other investments.

(b)       Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgement of the Board of Trustees of the Selling Fund or Advisors Preferred, LLC, such disposition would adversely affect the status of the Reorganization as a "reorganization" as such term is used in the Code or would otherwise not be in the best interest of the Selling Fund.

ARTICLE VIII
FURTHER CONDITIONS PRECEDENT

The obligations of each Fund shall also be subject to the fulfillment of the following conditions (or waiver by the affected parties, except for Section 8.1 and Section 8.7 of this Agreement):

8.1       This Agreement and the transactions contemplated herein, with respect to the Selling Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with

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applicable law and the provisions of the Selling Trust Governing Documents. Notwithstanding anything herein to the contrary, neither Fund may waive the conditions set forth in this Section 8.1 of this Agreement.

8.2       This Agreement and the transactions contemplated herein shall have been approved by the Board of Trustees of the Acquiring Trust and the Board of Trustees of the Selling Trust, and each Fund shall have delivered to the other a copy of the resolutions approving this Agreement adopted by its Board, certified by the Secretary or equivalent officer.

8.3       The Acquiring Trust, on behalf of and with respect to the Acquiring Fund, shall have entered into or adopted any and all agreements necessary for the Acquiring Fund's operation as a series of an open-end investment company.

8.4       On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.5       All required consents of other parties and all other consents, orders, and permits of U.S. federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary "no-action" positions and exemptive orders from such U.S. federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.6       The Registration Statement and post-effective amendment to the Acquiring Trust's registration statement on Form N-1A relating to the Acquiring Fund Shares under the 1933 Act and the 1940 Act, as applicable (the "Post-Effective Amendment"), shall have become effective, and any additional post-effective amendments to any such registration statement as are determined by the Trustees of the Acquiring Trust to be necessary and appropriate shall have been filed with the Commission and shall have become effective; and no stop order suspending the effectiveness of such registration statement shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued.

8.7       The Selling Trust and Acquiring Trust shall have received an opinion of Tax Counsel (i.e. Thompson Hine LLP) as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, Tax Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Tax Counsel may treat as representations and warranties made to it (that, notwithstanding Article XI, shall survive the Closing), and in separate letters, if Tax Counsel requests, addressed to it and any certificates delivered pursuant to Section 6.1 and Section 7.1. The Tax Opinion shall be substantially to the effect that -- based on the facts and assumptions stated therein and conditioned on those representations and warranties' being true and complete at the Closing and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Tax Counsel has not approved) -- for federal income tax purposes:

(a) Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities, followed by Selling Fund's distribution of those shares pro rata to the Selling Fund shareholders actually or constructively in exchange for their Selling Fund Shares, will qualify as a "reorganization" (as defined in section 368(a)(1)(F) of the Code), and each Fund will be "a party to a reorganization" (within the meaning of section 368(b) of the Code);

(b) Selling Fund will not recognize gain or loss on the transfer of the Assets to the Acquiring Fund in exchange solely for each Acquiring Fund Share and Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Selling Fund shareholders in exchange for their Selling Fund Shares;

(c) Acquiring Fund will not recognize gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

(d) Acquiring Fund's basis in each Asset will be the same as the Selling Fund's basis therein immediately before the Reorganization, and Acquiring Fund's holding period for each Asset will include the Selling Fund's holding period therefor (except where Acquiring Fund's investment activities have the effect of reducing or eliminating an Asset's holding period);

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(e) A Selling Fund shareholder will recognize no gain or loss on the exchange of all its Selling Fund Shares solely for Acquiring Fund Shares pursuant to the Reorganization;

(f) A Selling Fund shareholder's aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Selling Fund Shares it actually or constructively surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include, in each instance, its holding period for those Selling Fund Shares, provided the Selling Fund shareholder holds them as capital assets at the Closing; and

(g) For purposes of section 381 of the Code, Acquiring Fund will be treated just as the Selling Fund would have been treated if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Selling Fund's taxable year, Selling Fund's tax attributes enumerated in section 381(c) will be taken into account by Acquiring Fund as if there had been no Reorganization, and the part of Selling Fund's taxable year before the Reorganization will be included in the Acquiring Fund's taxable year after the Reorganization.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting

No opinion will be expressed as to (1) the effect of the Reorganization on (A) the taxable year of any Selling Fund shareholder, or (B) the Selling Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code or (2) any other U.S. federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as tax counsel may reasonably request of the Funds, and the Selling Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this Section 8.7 of this Agreement.

ARTICLE IX
EXPENSES

9.1       The Funds will pay no expenses associated with their participation in the Reorganization. The Adviser will pay all expenses incurred by the Acquiring Fund and the Selling Fund in connection with this Agreement and the transactions contemplated hereby whether or not the Reorganization is consummated (the "Reorganization Expenses"). The Reorganization Expenses include, but are not limited to: (a) expenses associated with the preparation and filing of the Registration Statement and amendments thereto; (b) postage; (c) accounting fees; (d) legal fees incurred by each Fund; (e) solicitation costs of the transaction; (f) expenses associated with special meetings of the Boards of Trustees of the Acquiring Trust and Selling Trust in connection with the Reorganization; and (g) other related administrative or operational costs (including, for example, brokerage commissions, transfer fees, exchange fees, and securities registration fees). For avoidance of doubt, if the Reorganization is not consummated, the Adviser will bear full responsibility for payment of the Reorganization Expenses.

9.2       Each party represents and warrants to the other that there is no person or entity entitled to receive any broker's fees or similar fees or commission payments in connection with the transactions provided for herein.

9.3       Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Selling Fund or the Acquiring Fund, as the case may be, as a RIC.

ARTICLE X
INDEMNIFICATION

10.1       Each party, i.e. the Selling Fund and Acquiring Fund, (each an "Indemnitor") shall indemnify and hold harmless the other party, each of such other party's affiliated companies, and all trustees, officers, employees and agents of such other party ("Indemnified Parties"), against any and all losses, damages, or liabilities or any pending or completed actions, claims, suits complaints or investigations (including all reasonable expenses of litigation or arbitration), judgments, fines, or amounts paid in any settlement consented by the Indemnitor (which consent will not be

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unreasonably withheld), to which any Indemnified Party may become subject to (collectively, "Losses") as a result or arising out of or relating to: (1) any grossly negligent acts, omissions, bad faith or willful misconduct in the performance of Indemnitor's duties and obligations hereunder; (2) any material breach of the Indemnitor's representations or warranties contained in this Agreement; (3) Indemnitor's failure to comply with any material terms of this Agreement; or (4) any action of an Indemnified Party, upon instructions believed in good faith by the Indemnified Party to have been executed by a duly authorized officer or representative of the Indemnitor. No Indemnified Party, however, shall be indemnified hereunder against any Losses arising directly from such Indemnified Party's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in such Indemnified Party's position.

10.2       The Adviser and the Acquiring Fund (the "Acquiring Fund Indemnitors") shall indemnify and hold harmless the Selling Trust and all trustees, officers, employees and agents of the Selling Trust ("Selling Trust Indemnified Parties"), against any and all losses, damages, or liabilities or any pending or completed actions, claims, suits, complaints, examinations or investigations (including all reasonable expenses of investigations, examinations, litigation or arbitration), judgments, fines or amounts paid in any settlement consented by the Acquiring Fund Indemnitors (which consent will not be unreasonably withheld), to which any Selling Trust Indemnified Party may become subject to (collectively, "Losses") after the Reorganization as a result or arising out of or relating to the Selling Fund to the extent such Losses would have been an expense payable by the Selling Fund under the Selling Trust Governing Documents but only to the extent such Losses are not covered by or payable under any insurance policy of the Selling Trust, including any amounts subject to the deductible of such policy. No Selling Trust Indemnified Party, however, shall be indemnified hereunder against any Losses arising directly from such Selling Trust Indemnified Party's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in such Selling Trust Indemnified Party's position.

10.3       The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. In order that the indemnification provisions contained herein shall apply, upon the assertion of a claim or a loss for which either party may be required to indemnify the other, the party seeking indemnification shall promptly notify the other party of such assertion or loss, and shall keep the other advised with respect to all developments concerning such claim. The party who may be required to indemnify shall have the option to participate at its expense with the party seeking indemnification in the defense of such claim. In this event, the party seeking indemnification may not settle, compromise or consent to judgment except with the other party's prior written consent. The obligations of the parties hereto under this Section shall survive termination of the Agreement.

ARTICLE XI
ENTIRE AGREEMENT; SURVIVAL OF COVENANTS

11.1       The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

11.2       Except for the covenants set forth in Sections 1.4, 1.9, 5.5, 5.6, 5.10, 5.11, 9.1, 10.1, 10.2, and 11.2 of this Agreement, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XII
TERMINATION

12.1       This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Selling Trust and such termination may be effected by the Presidents of the Acquiring Trust and the Selling Trust in writing without further action by their respective Boards of Trustees. In addition, either the Acquiring Trust or the Selling Trust may at its option terminate this Agreement at or before the Closing Date due to:

(a)       a material breach by the other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within thirty (30) days of written notice thereof to the breaching party and prior to the Closing Date;

(b)       a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

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(c)       a determination by the Board of Trustees of the Acquiring Trust or the Board of Trustees of the Selling Trust that the consummation of the transactions contemplated herein is not in the best interests of the Acquiring Fund or Selling Fund, respectively.

12.2       In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Trust, the Acquiring Fund, the Selling Trust, the Selling Fund, the Adviser, or their respective board members, members, shareholders and officers. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XIII
AMENDMENTS

13.1       This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Trust and the Selling Trust as specifically authorized by their respective Boards of Trustees; provided, however, that following the meeting of the Selling Fund Shareholders called by the Selling Fund pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions hereof to the detriment of such shareholders without their further approval.

ARTICLE XIV
HEADINGS; COUNTERPARTS; GOVERNING LAW;
ASSIGNMENT; LIMITATION OF LIABILITY

14.1       The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2       This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3       This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflict of laws.

14.4       This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5       It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the trustees, directors, shareholders, nominees, officers, agents, or employees of the Acquiring Trust or the Selling Trust personally, but shall bind only the property of the respective Fund, as provided in the trust instrument of the Acquiring Trust and the Selling Trust Governing Documents. Moreover, no series of the Selling Trust or Acquiring Trust other than the Selling Fund or Acquiring Fund, shall be responsible for the obligations of the Selling Fund or Acquiring Fund, respectively, hereunder, and all persons shall look only to the assets of the applicable Fund to satisfy the obligations of such Fund hereunder. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Acquiring Trust on behalf of the Acquiring Fund and the Board of Trustees of the Selling Trust on behalf of the Selling Fund and signed by authorized officers of the Acquiring Trust and the Selling Trust, respectively, acting as such. Neither the authorization by such Board of Trustees, as applicable, nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the respective Fund.

ARTICLE XV
NOTICES

15.1       Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Selling Trust or to the Acquiring Trust at the applicable address set forth in the first paragraph of this Agreement, or to any other address that the Selling Trust or the Acquiring Trust shall have last designated by notice to the other party.

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IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

ADVISORS PREFERRED TRUST, on behalf of Hundredfold Select Alternative Fund

By:
Name:	Catherine Ayres-Rigsby
Title:	President

NORTHERN LIGHTS FUND TRUST II, on behalf of Hundredfold Select Alternative Fund

By:
Name:	Kevin Wolf
Title:	President

The undersigned is a party to this Agreement for the purposes of Sections 1.7, 5.11, and 9.1 only

ADVISORS PREFERRED, LLC

By:
Name:	Catherine Ayres-Rigsby
Title:	Chief Executive Officer

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EXHIBIT B

Form of Investment Advisory Agreement

AGREEMENT, made as of July ___, 2019 between Northern Lights Fund Trust II, a Delaware statutory trust (the "Trust"), and Advisors Preferred LLC , a Maryland limited liability company (the "Adviser") located at 1445 Research Blvd, Suite 530, Rockville, MD 20850 ..

RECITALS:

WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a "Fund," and collectively as the "Funds");

WHEREAS, the Adviser is or soon will be registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to each Fund in the manner and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto agree as follows:

1.        Services of the Adviser.

1.1        Investment Advisory Services. The Adviser shall act as the investment adviser to each Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of each Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by each Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission than may be charged by other brokers.

The Trust hereby authorizes any entity or person associated with the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

The Adviser shall carry out its duties with respect to each Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in each Fund's then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

1.2        Administrative Services. The Trust has engaged the services of an administrator. The Adviser shall provide such additional administrative services as reasonably requested by the Board of Trustees or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

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1.2.1        Office Space, Equipment and Facilities. Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser's obligations hereunder.

1.2.2        Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

1.2.3        Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust's shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

1.2.4       Trustees and Officers. Authorize and permit the Adviser's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

1.2.5        Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

1.2.6        Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Funds and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund , under federal and state securities and tax laws.

1.3        Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement ("Additional Series"), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Act. The Trust or the Adviser may elect not to make any such series subject to this Agreement.

1.4        Change in Management or Control. The Adviser shall provide at least sixty (60) days' prior written notice to the Trust of any change in the ownership or management of the Adviser, or any event or action that may constitute a change in "control," as that term is defined in Section 2 of the Act . The Adviser shall provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of the Funds.

2.        Expenses of the Funds .

2.1       Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors, members or employees of the Adviser.

In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Funds under any separate agreement or arrangement between the parties.

2.2        Expenses to be Paid by the Fund. Each Fund shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the Fund, and not to the Adviser, include but are not limited to:

2.2.1        Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of the Fund’s cash, securities, and other property.

2.2.2        Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent, transfer agent or other agent engaged by the Trust to service shareholder accounts.

2.2.3        Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

2.2.4        Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and mailing annual or

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more frequent revisions of the Fund 's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

2.2.5        Pricing and Portfolio Valuation. All expenses of computing the Fund’s net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund’s investment portfolio.

2.2.6       Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

2.2.7       Legal and Accounting Fees. All charges for services and expenses of the Trust's legal counsel and independent accountants.

2.2.8       Trustees' Fees and Expenses. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees' services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

2.2.9       Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

2.2.10       Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Fund under the Act and the registration of the Fund 's shares under the Securities Act of 1933 (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, converting to EDGAR format, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

2.2.11       State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of the Fund’s shares under securities laws of various states or jurisdictions, and of registration and qualification of the Fund under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

2.2.12       Confirmations. All expenses incurred in connection with the issue and transfer of Fund shares, including the expenses of confirming all share transactions.

2.2.13       Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Fund in a manner approved by its Trustees.

2.2.14       Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale or lending of the Fund’s portfolio securities.

2.2.15       Taxes. All taxes or governmental fees payable by or with respect to the Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

2.2.16       Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

2.2.17       Compliance Fees. All charges for services and expenses of the Trust's Chief Compliance Officer.

2.2.18       Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3.       Advisory Fee.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, each Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the Fund's average daily net assets for the month. The annual percentage rate applicable to each Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement. If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

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4.       Proxy Voting.

The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested from time to time. Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Fund and in accordance with your proxy voting policy. You agree to provide a copy of your proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

5.       Records.

5.1       Tax Treatment. Both the Adviser and the Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats each Fund as a separate entity for federal income tax purposes.

5.2       Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

6.       Reports to Adviser.

The Trust shall furnish or otherwise make available to the Adviser such copies of each Fund 's Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

7.       Reports to the Trust.

The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8.       Code of Ethics.

The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, the Adviser will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent "access persons" (as that term is defined in Rule 17j-1) from violating the code.

9.       Retention of Sub-Adviser.

Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 11 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

10.       Services to Other Clients.

Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11.       Limitation of Liability of Adviser and its Personnel.

Neither the Adviser nor any director, manager, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the

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Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement; PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

12.       Effect of Agreement.

Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13.       Term of Agreement.

The term of this Agreement shall begin as of the date and year upon which the Fund listed on Appendix A commences investment operations, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14.       Amendment or Assignment of Agreement.

Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment as required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

15.       Termination of Agreement.

This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; PROVIDED, that in the case of termination by any Fund, such action shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

16.       Use of Name.

The Trust is named the Northern Lights Fund Trust II and each Fund may be identified, in part, by the name "Northern Lights II."

17.       Declaration of Trust.

The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

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18.       Confidentiality.

The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, the Adviser and the Adviser's officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings. The Adviser agrees that, consistent with the Adviser's Code of Ethics, neither the Adviser nor the Adviser's officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about a Fund's portfolio holdings.

19.       This Agreement shall be governed and construed in accordance with the laws of the State of New York.

20.       Interpretation and Definition of Terms.

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21.       Captions.

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22.       Execution in Counterparts.

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

Northern Lights Fund Trust II

By:

Name:        Kevin Wolf

Title:        President

Advisors Preferred LLC

By:

Name:        Catherine Ayers-Rigsby

Title:        Managing Member

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Northern Lights Fund Trust II

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

NAME OF FUND                                                                                    ANNUAL ADVISORY FEE AS A % OF

AVERAGE NET ASSETS OF THE FUND

Hundredfold Select Alternative Fund                                                                 1.00%

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EXHIBIT C

FORM OF SUBADVISORY AGREEMENT

THIS AGREEMENT is made and entered into as of the ___ day of July, 2019, by and between Advisors Preferred, LLC (the "Adviser"), a Maryland limited liability company registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and Hundredfold Advisors, LLC, a Virginia limited liability company organized under the laws of Virginia (the "Subadviser") and also registered under the Advisers Act, with respect to Hundredfold Select Alternative Fund (the "Fund") a series of Northern Lights Fund Trust II, a Delaware statutory trust (the "Trust").

WITNESSETH:

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (the "SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, the Adviser has, pursuant to an Investment Advisory Agreement with the Trust dated as of the 17th day of May, 2011 (the "Advisory Agreement"), been retained to act as investment adviser for the Fund;

WHEREAS, the Adviser represents that the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain Subadviser to assist it in the provision of a continuous investment program for that portion of the Fund's assets that the Adviser will assign to the Subadviser ("Subadviser Assets"), and Subadviser is willing to render such services subject to the terms and conditions set forth in this Agreement,

NOW, THEREFORE, the parties do mutually agree and promise as follows with respect to each Fund:

1.       Appointment as Subadviser. The Adviser hereby appoints the Subadviser to act as investment adviser for and to manage the Subadviser Assets subject to the supervision of the Adviser and the Board of Trustees of the Trust and subject to the terms of this Agreement; and the Subadviser hereby accepts such appointment. In such capacity, the Subadviser shall be responsible for the investment management of the Subadviser Assets. It is recognized that the Subadviser and certain of its affiliates may act as investment adviser to one or more other investment companies and other managed accounts and that the Adviser and the Trust do not object to such activities.

2.       Duties of Subadviser.

(a)       Investments. The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of the Fund as set forth in the Fund's prospectus ("Prospectus") and statement of additional information ("SAI") as currently in effect and, as soon as practical after the Trust, the Fund or the Adviser notifies the Subadviser thereof, as supplemented or amended from time to time and subject to the directions of the Adviser and the Trust's Board of Trustees, to monitor on a continuous basis the performance of the Subadviser Assets and to conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Subadviser Assets. The Adviser agrees to provide the Subadviser with such assistance as may be reasonably requested by the Subadviser in connection with the Subadviser's activities under this Agreement, including, without limitation, providing information concerning the Fund, its funds available, or to become available, for investment and generally as to the conditions of the Fund's or the Trust's affairs.

(b)       Compliance with Applicable Laws and Governing Documents. In the performance of its services under this Agreement, the Subadviser shall act in conformity with the Prospectus, SAI and the Trust's Agreement and Declaration of Trust and By-Laws as currently in effect and, as soon as practical after the Trust, the Fund or the Adviser notifies the Subadviser thereof, as supplemented, amended and/or restated from time to time (referred to hereinafter as the "Declaration of Trust" and "By-Laws," respectively) and with the instructions and directions received in writing from the Adviser or the Trustees of the Trust and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code"), and all other applicable federal and state laws and regulations. Without limiting the preceding sentence, the Adviser promptly shall notify the Subadviser as to any act or omission of the Subadviser hereunder that the Adviser reasonably deems to constitute or to be the basis of any noncompliance or nonconformance with any of the Trust's Declaration of Trust and By-Laws, the Prospectus and the SAI, the instructions and directions received in writing from the Adviser or the Trustees of the Trust, the 1940 Act, the Code, and all other applicable federal and state laws and regulations. Notwithstanding the foregoing, the Adviser shall remain responsible for ensuring the Fund's and the Trust's overall compliance with the 1940 Act, the Code and all other

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applicable federal and state laws and regulations and the Subadviser is only obligated to comply with this subsection (b) with respect to the Subadviser Assets. The Adviser timely will provide the Subadviser with a copy of the minutes of the meetings of the Board of Trustees of the Trust to the extent they may affect the Fund or the services of the Subadviser, copies of any financial statements or reports made by the Fund to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement.

The Adviser shall perform quarterly and annual tax compliance tests to ensure that the Fund is in compliance with Subchapter M of the Code. In this regard, the Adviser acknowledges that the Subadviser shall rely completely upon the Adviser's determination of whether and to what extent the Fund is in compliance with Subchapter M of the Code and that the Subadviser has no separate and independent responsibility to test the Fund for such compliance. In connection with such compliance tests, the Adviser shall inform the Subadviser at least ten (10) business days prior to a calendar quarter end if the Subadviser Assets are out of compliance with the diversification requirements under Subchapter M. If the Adviser notifies the Subadviser that the Subadviser Assets are not in compliance with such requirements noted above, the Subadviser will take prompt action to bring the Subadviser Assets back into compliance within the time permitted under the Code thereunder.

The Adviser will provide the Subadviser with reasonable advance notice of any change in the Fund's investment objectives, policies and restrictions as stated in the Prospectus and SAI, and the Subadviser shall, in the performance of its duties and obligations under this Agreement, manage the Subadviser Assets consistent with such changes, provided that the Subadviser has received prompt notice of the effectiveness of such changes from the Trust or the Adviser. In addition to such notice, the Adviser shall provide to the Subadviser a copy of a modified Prospectus and SAI reflecting such changes. The Adviser acknowledges and will ensure that the Prospectus and SAI will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Trust or the Fund, including, without limitation, the 1940 Act, and the rules and regulations thereunder, and that the Subadviser shall have no liability in connection therewith, except as to the accuracy of material information furnished in writing by the Subadviser to the Trust or to the Adviser specifically for inclusion in the Prospectus and SAI. The Subadviser hereby agrees to provide to the Adviser in a timely manner such information relating to the Subadviser and its relationship to, and actions for, the Trust as may be required to be contained in the Prospectus, SAI or in the Trust's Registration Statement on Form N-1A and any amendments thereto.

(c)       Securities Transactions. The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to the Fund; provided, however, the Subadviser or any affiliated person of the Subadviser may purchase securities or other instruments from or sell securities or other instruments to the Fund if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder.

The Subadviser, on its own behalf and with respect to its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time. On at least an annual basis, the Subadviser will comply with the reporting requirements of Rule 17j-1, which include (i) certifying to the Adviser and the Trust that the Subadviser and its Access Persons have complied with the Subadviser's Code of Ethics with respect to the Subadviser Assets and (ii) identifying any violations which have occurred with respect to the Subadviser Assets. The Subadviser will have also submitted its Code of Ethics for its initial approval by the Trust's Board of Trustees no later than the date of execution of this agreement and subsequently within six months of any material change thereto.

(d)       Books and Records. The Subadviser shall maintain separate detailed records as are required by applicable laws and regulations of all matters hereunder pertaining to the Subadviser Assets (the "Fund's Records"), including, without limitation, brokerage and other records of all securities transactions. The Subadviser acknowledges that the Fund's Records are property of the Trust; except to the extent that the Subadviser is required to maintain the Fund's Records under the Advisers Act or other applicable law and except that the Subadviser, at its own expense, is entitled to make and keep a copy of the Fund's Records for its internal files. The Fund's Records shall be available to the Adviser or the Trust at any time upon reasonable request during normal business hours and shall be available for telecopying promptly to the Adviser during any day that the Fund is open for business as set forth in the Prospectus.

(e)       Information Concerning Subadviser Assets and Subadviser. From time to time as the Adviser or the Trust reasonably may request in good faith, the Subadviser will furnish the requesting party reports on portfolio transactions and reports on the Subadviser Assets, all in such reasonable detail as the parties may reasonably agree in good faith. The Subadviser will also inform the Adviser in a timely manner of material changes in portfolio managers responsible for Subadviser Assets, any changes in the ownership or management of the Subadviser, or of material changes in the control of the Subadviser. Upon the Trust's or the Adviser's reasonable request, the Subadviser will make available its officers and employees to meet with the Trust's Board of Trustees to review the Subadviser Assets via telephone on a quarterly basis and on a less frequent basis as agreed upon by the parties in person.

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Subject to the other provisions of this Agreement, the Subadviser will also provide such information or perform such additional acts with respect to the Subadviser Assets as are reasonably required for the Trust or the Adviser to comply with their respective obligations under applicable laws, including without limitation, the Code, the 1940 Act, the Advisers Act, and the Securities Act, and any rule or regulation thereunder.

(f)       Custody Arrangements. The Trust or the Adviser shall notify the Subadviser of the identities of its custodian banks and the custody arrangements therewith with respect to the Subadviser Assets and shall give the Subadviser written notice of any changes in such custodian banks or custody arrangements. The Subadviser shall on each business day provide the Adviser and the Trust's custodian such information as the Adviser and the Trust's custodian may reasonably request in good faith relating to all transactions concerning the Subadviser Assets. The Trust shall instruct its custodian banks to (A) carry out all investment instructions as may be directed by the Subadviser with respect to the Subadviser Assets (which instructions may be orally given if confirmed in writing); and (B) provide the Subadviser with all operational information necessary for the Subadviser to trade the Subadviser Assets on behalf of the Fund. The Subadviser shall have no liability for the acts or omissions of the authorized custodian(s), unless such act or omission is required by and taken in reliance upon instructions given to the authorized custodian(s) by a representative of the Subadviser properly authorized (pursuant to written instruction by the Adviser) to give such instructions.

3.       Independent Contractor. In the performance of its services hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of the Fund, the Trust or the Adviser.

4.       Expenses. During the term of this Agreement, Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement. The Subadviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement. The Subadviser shall not be responsible for the Trust's, the Fund's or Adviser's expenses, which shall include, but not be limited to, the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund and any losses incurred in connection therewith, expenses of holding or carrying Subadviser Assets, including, without limitation, expenses of dividends on stock borrowed to cover a short sale and interest, fees or other charges incurred in connection with leverage and related borrowings with respect to the Subadviser Assets, organizational and offering expenses (which include, but are not limited to, out-of-pocket expenses, but not overhead or employee costs of the Subadviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund's custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund's portfolio securities; fees and expenses of non-interested Trustees; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses. The Trust or the Adviser, as the case may be, shall reimburse the Subadviser for any expenses of the Fund or the Adviser as may be reasonably incurred by such Subadviser on behalf of the Fund or the Adviser. The Subadviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

5.       Investment Analysis and Commentary. The Subadviser will provide quarterly performance analysis and market commentary (the "Investment Report") during the term of this Agreement. The Investment Reports are due within 10 days after the end of each quarter. In addition, interim Investment Reports shall be issued at such times as may be mutually agreed upon by the Adviser and Subadviser; provided however, that any such interim Investment Report will be due within 10 days of the end of the month in which such agreement is reached between the Adviser and Subadviser. The subject of each Investment Report shall be mutually agreed upon. The Adviser is freely able to publicly distribute the Investment Report.

6.       Compensation. For the services provided pursuant to this Agreement, the Subadviser is entitled to an annual fee equal to 0.65% of the Subadviser Assets up to $150 million in assets per fund and 0.80% for assets in excess of $150 million per fund. Such fee will be computed daily and paid no later than the seventh (7th) business day following the end of each month, from the Adviser, calculated at an annual rate based on the Subadviser Assets' average daily net asset value. For purposes of applying the fee schedule, Subadvisor Assets will be calculated at the individual fund level.

The method of determining the net asset value of the Subadviser Assets for purposes hereof shall be the same as the method of determining net asset value for purposes of establishing the offering and redemption price of the shares of the Trust as described in the Fund's Prospectus and/or SAI. If this Agreement shall be effective for only a portion of a

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month with respect to the Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

7.       Exclusivity. The Subadviser will not subadvise or license the Fund's investment strategy for another regulated investment company as defined in the Code under Subchapter M without mutual consent of both the Adviser and Subadviser for a period of 12 months. Exclusivity is not applicable to the sub-investment strategies that combined, constitute the Fund's investment strategy.

8.       Representations and Warranties of Subadviser. The Subadviser represents and warrants to the Adviser and the Trust as follows:

(a)       The Subadviser is registered as an investment adviser under the Advisers Act;

(b)       The Subadviser is a limited liability company duly organized and properly registered and operating under the laws of the Commonwealth of Virginia with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(c)       The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser's powers and have been duly authorized by all necessary actions of its directors or shareholders, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Subadviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser; and

(d)       The Form ADV of the Subadviser provided to the Adviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Subadviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

9.       Representations and Warranties of Adviser. The Adviser represents and warrants to the Subadviser as follows:

(a)       The Adviser is registered as an investment adviser under the Advisers Act;

(b)       The Adviser is a limited liability company duly organized and validly existing under the laws of the State of Maryland with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(c)       The execution, delivery and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized by all necessary action on the part of its directors, shareholders or managing unitholder, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(d)       The Form ADV of the Adviser provided to the Subadviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Adviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(e)       The Adviser acknowledges that it received a copy of the Subadviser's Form ADV prior to the execution of this Agreement; and

(f)       The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, including without limitation, the appointment of a subadviser with respect to assets of the Fund, including without limitation the Adviser's entering into and performing this Agreement.

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10.       Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Subadviser and the Adviser pursuant to the recitals above and Sections 8 and 9, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true or accurate in all material effects.

11.       Liability and Indemnification.

(a)       Liability. The Subadviser shall exercise its best judgment in rendering its services in accordance with the terms of this Agreement, but otherwise, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser or a reckless disregard of its duties hereunder, the Subadviser, each of its affiliates and all respective partners, officers, directors and employees ("Affiliates") and each person, if any, who within the meaning of the Securities Act controls the Subadviser ("Controlling Persons"), if any, shall not be subject to any expenses or liability to the Adviser, the Trust or the Fund or any of the Fund's shareholders, in connection with the matters to which this Agreement relates, including without limitation for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets. The Adviser shall exercise its best judgment in rendering its obligations in accordance with the terms of this Agreement, but otherwise (except as set forth in Section 11(c) below), in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or a reckless disregard of its duties hereunder, the Adviser, any of its Affiliates and each of the Adviser's Controlling Persons, if any, shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets. Notwithstanding the foregoing, nothing herein shall relieve the Adviser and the Subadviser from any of their obligations under applicable law, including, without limitation, the federal and state securities laws.

(b)       Indemnification. The Subadviser shall indemnify the Adviser, the Trust and the Fund, and their respective Affiliates and Controlling Persons for any liability and expenses, including without limitation reasonable attorneys' fees and expenses, which the Adviser, the Trust and/or the Fund and their respective Affiliates and Controlling Persons may sustain as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws. Unless otherwise obligated under applicable law, the Subadviser shall not be liable for indirect, punitive, special or consequential damages arising out of this Agreement.

The Adviser shall indemnify the Subadviser, its Affiliates and its Controlling Persons, for any liability and expenses, including without limitation reasonable attorneys' fees and expenses, which may be sustained as a result of the Adviser's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

(c)       The Subadviser shall not be liable to the Adviser for acts of the Subadviser which result from acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by the Adviser, which records are not also maintained by or otherwise available to the Subadviser upon reasonable request.

12.       Duration and Termination.

(a)       Duration. Unless sooner terminated, this Agreement shall continue for an initial period of no more than two years following the date and year upon which the Fund commences investment operations, and thereafter shall continue automatically for successive annual periods with respect to the Fund, provided such continuance is specifically approved at least annually by the Trust's Board of Trustees or vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund; provided that in either event its continuance also is approved by a majority of the Trust's Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

(b)       Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to the Fund, without payment of any penalty:

(i)       By vote of a majority of the Trust's Board of Trustees, or by "vote of a majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), or by the Adviser, in each case, upon 60 days' written notice to the Subadviser;

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(ii)       By any party hereto upon written notice to the other party in the event of a breach of any provision of this Agreement by the other party if the breach is not cured within 15 days of notice of the breach; or

(iii)       By the Subadviser upon 60 days' written notice to the Adviser and the Trust.

This Agreement shall not be assigned (as such term is defined in the 1940 Act) and shall terminate automatically in the event of its assignment or upon the termination of the Advisory Agreement.

13.       Duties of the Adviser.

(a)       The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Subadviser's performance of its duties under this Agreement. Nothing contained in this Agreement shall obligate the Adviser to provide any funding or other support for the purpose of directly or indirectly promoting investments in the Fund.

(b)       Voting of Proxies. The Adviser shall retain full discretionary authority to exercise voting rights with respect to the securities and other investments in the Subadviser Assets. The Adviser, including without limitation its designee, shall have the power to vote, either in person or by proxy, all securities in which the Subadviser Assets may be invested from time to time, and shall not be required to seek or take instructions from, the Subadviser, the Fund or the Trust or take any action with respect thereto.

The Adviser will establish a written procedure for proxy voting in compliance with current applicable rules and regulations, including but not limited to Rule 30b1-4 under the 1940 Act. The Adviser or its designee will provide a copy of such procedure and establish a process for the timely distribution of the Subadviser's voting record with respect to the Fund's securities and other information necessary for the Fund to complete information required by Form N-1A under the 1940 Act and the Securities Act of 1933, as amended (the "Securities Act"), Form N-PX under the 1940 Act, and Form N-CSR under the Sarbanes-Oxley Act of 2002, as amended, respectively.

(c)       Agent. The Adviser is hereby appointed the Trust's agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as the Adviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Subadviser Assets. The Adviser agrees to provide the Trust with copies of any such agreements executed on behalf of the Trust.

(d)       Brokerage. The Adviser is authorized, subject to the supervision and the plenary authority of the Trust's Board of Trustees, to establish and maintain accounts on behalf of the Fund with, and place orders for the investment and reinvestment, including without limitation purchase and sale of the Subadviser Assets with or through, such persons, brokers (including, to the extent permitted by applicable law, any broker affiliated with the Adviser or Subadviser) or dealers (collectively "Brokers") as Adviser may elect and negotiate commissions to be paid on such transactions. The Adviser, however, is not required to obtain the consent of the Trust's Board of Trustees prior to establishing any such brokerage account. The Subadviser shall place all orders for the purchase and sale of portfolio investments for the Fund's account with Brokers selected by the Adviser. In the selection of such Brokers and the placing of such orders, the Adviser shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services, as provided below. In using its reasonable efforts to obtain for the Fund the most favorable price and execution available, the Adviser, bearing in mind the best interests of the Fund at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the breadth and nature of the market for the security, the difficulty of the execution, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the Broker involved, and the quality of service rendered by the Broker in other transactions. The Adviser shall not consider a Broker's sale of Fund shares when selecting the Broker to execute trades.

14.       Reference to Adviser and Subadviser.

(a)       The Subadviser grants, subject to the conditions below, the Adviser non-exclusive rights to use, display and promote trademarks of the Subadviser in conjunction with any activity associated with the Fund. In addition, the Adviser may promote the identity of and services provided by the Subadviser to the Adviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials. The Adviser shall protect the goodwill and reputation of the Subadviser in connection with marketing and promotion of the Fund. The Adviser shall submit to the Subadviser for its review and approval all such public informational materials relating to the Fund that refer to any recognizable variant or any registered mark or logo or other proprietary designation of the Subadviser. Approval shall not be unreasonably withheld by the Subadviser and notice of approval or disapproval will be provided in a timely manner. Subsequent advertising or promotional materials

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having very substantially the same form as previously approved by the Subadviser may be used by the Adviser without obtaining the Subadviser's consent unless such consent is withdrawn in writing by the Subadviser.

(b)       Neither the Subadviser nor any Affiliate or agent of Subadviser shall make reference to or use the name of the Adviser or any of its Affiliates, or any of their clients, except references concerning the identity of and services provided by the Adviser to the Fund or to the Subadviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed. The Subadviser hereby agrees to make all reasonable efforts to cause any Affiliate of the Subadviser to satisfy the foregoing obligation.

15.       Amendment. This Agreement may be amended by mutual consent of the parties, provided that the terms of any material amendment shall be approved by: (a) the Trust's Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as required by the 1940 Act), and (b) the vote of a majority of those Trustees of the Trust who are not "interested persons" of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

16.       Confidentiality. Subject to the duties of the Adviser, the Trust and the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential and shall not disclose any and all information pertaining to the Fund and the actions of the Subadviser, the Adviser and the Fund in respect thereof; except to the extent:

(a)       Authorized. The Adviser or the Trust has authorized such disclosure;

(b)       Court or Regulatory Authority. Disclosure of such information is expressly required or requested by a court or other tribunal of competent jurisdiction or applicable federal or state regulatory authorities;

(c)       Publicly Known Without Breach. Such information becomes known to the general public without a breach of this Agreement or a similar confidential disclosure agreement regarding such information;

(d)       Already Known. Such information already was known by the party prior to the date hereof;

(e)       Received From Third Party. Such information was or is hereafter rightfully received by the party from a third party (expressly excluding the Fund's custodian, prime broker and administrator) without restriction on its disclosure and without breach of this Agreement or of a similar confidential disclosure agreement regarding them; or

(f)       Independently Developed. The party independently developed such information.

In addition, the Subadviser and its officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings. The Subadviser agrees, consistent with its Code of Ethics, that neither it nor its officers, directors or employees may engage in personal securities transactions based on non-public information about the Fund's portfolio holdings.

17.       Notice. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other parties, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

(a)       If to the Subadviser:

HUNDREDFOLD ADVISORS, LLC

Phone:

Email:

(b)       If to the Adviser:

ADVISORS PREFERRED, LLC

Phone: 240-223-1998

Email: cayers-rigsby@advisorspreferred.com

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18.       Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware without reference to choice of law principles thereof and in accordance with the 1940 Act. In the case of any conflict, the 1940 Act shall control.

19.       Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

20.       Certain Definitions. For the purposes of this Agreement and except as otherwise provided herein, "interested person," "affiliated person," and "assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

21.       Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

22.       Severability. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

23.       Entire Agreement. This Agreement, together with all exhibits, attachments and appendices, contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

ADVISORS PREFERRED, LLC

By:

Name: Catherine Ayers-Rigsby

Title: CEO

HUNDREDFOLD ADVISORS, LLC

By:

Name: Mary K. Collins

Title: Managing Member

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PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

HUNDREDFOLD SELECT ALTERNATIVE FUND

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a representative when you call toll-free (866) 207-3648 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

Hundredfold Select Alternative Fund

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Richard Malinowski and Allyson Stewart, each an attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of the above mentioned Fund to be held at the office of the Trust's administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on July 18, 2019 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, all shares of beneficial interest of the **Hundredfold Select Alternative Fund** (the "Fund"), a series of Northern Lights Fund Trust II (the "Trust"), on the proposal set forth below and any other matters properly brought before the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **(866) 207-3648**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on July 18, 2019. The proxy statement for this meeting is available at: https://www.proxyonline.com/docs/Hundredfold2019.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Hundredfold Select Alternative Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. The signer(s) also acknowledges receipt of the Proxy Statement.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES, AND THE PROPOSALS HAVE BEEN UNANIMOUSLY APPROVED BY THE BOARD OF TRUSTEES AND RECOMMENDED FOR APPROVAL BY SHAREHOLDERS. THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS AND, IN THE APPOINTED PROXIES' DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]